                                                                    EXHIBIT 10.9


********************************************************************************

                         LEASE DATED AS OF APRIL 1, 2000
                                 BY AND BETWEEN
                    THE RECTOR, CHURCH-WARDENS AND VESTRYMEN
             OF TRINITY CHURCH IN THE CITY OF NEW YORK, AS LANDLORD

                                       AND

                           PHOTODISC, INC., AS TENANT

88******************************************************************************



               **************************************************
               ENTIRE 4TH AND 6TH FLOORS AND PORTION OF 5TH FLOOR
                                75 VARICK STREET
                               NEW YORK, NEW YORK
               **************************************************





                PARISH OF TRINITY CHURCH IN THE CITY OF NEW YORK
                             REAL ESTATE DEPARTMENT
                                74 TRINITY PLACE
                          NEW YORK, NEW YORK 10006-2088

                                TABLE OF CONTENTS

ARTICLE ONE TERM; RENT; FREE RENT........................................................................2
ARTICLE TWO USE..........................................................................................3
ARTICLE THREE REPAIRS; NOISE AND VIBRATION...............................................................4
ARTICLE FOUR ALTERATIONS AND FIXTURES....................................................................5
ARTICLE FIVE COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS..........................................8
ARTICLE SIX RULES AND REGULATIONS........................................................................8
ARTICLE SEVEN PLATE GLASS................................................................................9
ARTICLE EIGHT CARE OF SIDEWALKS..........................................................................9
ARTICLE NINE LANDLORD'S ACCESS TO THE PREMISES...........................................................9
ARTICLE TEN ELECTRIC CURRENT; LIVE STEAM................................................................10
ARTICLE ELEVEN CONDEMNATION AND DEMOLITION..............................................................11
ARTICLE TWELVE MECHANIC'S LIENS.........................................................................12
ARTICLE THIRTEEN SUBORDINATION..........................................................................12
ARTICLE FOURTEEN CERTIFICATE OF OCCUPANCY...............................................................14
ARTICLE FIFTEEN VAULTS..................................................................................14
ARTICLE SIXTEEN FIRE AND OTHER CASUALTY.................................................................14
ARTICLE SEVENTEEN CHANGE IN USE OF PREMISES, SUBLETTING AND ASSIGNMENT..................................16
ARTICLE EIGHTEEN WAIVER AND SURRENDER; REMEDIES CUMULATIVE..............................................22


ARTICLE NINETEEN NO REPRESENTATIONS AS TO PREMISES, CERTIFICATE OF OCCUPANCY AND USE....................23
ARTICLE TWENTY LIMITATION OF LANDLORD'S LIABILITY.......................................................23
ARTICLE TWENTY-ONE INDEMNITY BY TENANT..................................................................24
ARTICLE TWENTY-TWO NOTICES..............................................................................25
ARTICLE TWENTY-THREE INSOLVENCY.........................................................................25
ARTICLE TWENTY-FOUR REMEDIES OF THE LANDLORD ON DEFAULT IN PERFORMANCE BY THE TENANT....................27
ARTICLE TWENTY-FIVE DEFAULT.............................................................................27
ARTICLE TWENTY-SIX REMEDIES AND DAMAGES.................................................................29
ARTICLE TWENTY-SEVEN SURRENDER AT EXPIRATION............................................................30
ARTICLE TWENTY-EIGHT QUIET ENJOYMENT....................................................................31
ARTICLE TWENTY-NINE SECURITY DEPOSIT....................................................................31
ARTICLE THIRTY REAL ESTATE TAX AND OPERATING EXPENSE ESCALATION.........................................33
ARTICLE THIRTY-ONE SERVICES.............................................................................35
ARTICLE THIRTY-TWO INSURANCE............................................................................37
ARTICLE THIRTY-THREE DEFAULT UNDER OTHER LEASES.........................................................38
ARTICLE THIRTY-FOUR WORK TO BE DONE BY LANDLORD.........................................................38
ARTICLE THIRTY-FIVE CONSENT TO JURISDICTION.............................................................38
ARTICLE THIRTY-SIX TENANT LIABILITY.....................................................................38



ARTICLE THIRTY-SEVEN ADJACENT EXCAVATION-SHORING........................................................39
ARTICLE THIRTY-EIGHT FAILURE TO GIVE POSSESSION.........................................................39
ARTICLE THIRTY-NINE BROKER..............................................................................39
ARTICLE FORTY RENT RESTRICTIONS.........................................................................40
ARTICLE FORTY-ONE CERTIFICATES BY TENANT................................................................40
ARTICLE FORTY-TWO RESTRICTIONS ON TENANT'S USE..........................................................40
ARTICLE FORTY-THREE HAZARDOUS MATERIALS.................................................................41
ARTICLE FORTY-FOUR MISCELLANEOUS........................................................................41
ARTICLE FORTY-SIX LANDLORD'S CONTRIBUTION...............................................................43
ARTICLE FORTY-SIX GENERATOR.............................................................................47
SCHEDULE A RULES AND REGULATIONS........................................................................(i)
SCHEDULE B CLEANING SPECIFICATIONS......................................................................(v)
EXHIBIT A - FLOOR PLANS
EXHIBIT B - CERTIFICATE OF OCCUPANCY
EXHIBIT C - WORK LETTER

THIS LEASE made as of the 1st day of April, 2000 between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW YORK, a religious corporation (hereafter referred to as "the Landlord"), having its offices at 74 Trinity Place, Borough of Manhattan, City, County and State of New York, and PHOTODISC, INC. (hereafter referred to as "the Tenant"), a corporation organized under the laws of the state of Washington, having an address at 701 North 34th Street, Suite 400, Seattle, Washington 98103

                              W I T N E S S E T H :

         That the Landlord hereby lets and leases to the Tenant, and the Tenant hereby takes and hires from the Landlord, the following described spaces in the building known as 1 Hudson Square, having a street address of 75 Varick Street, in the Borough of Manhattan, City, County and State of New York (hereafter referred to as "the building"), with the privilege to the Tenant of using (subject to such reasonable rules and regulations as the Landlord shall from time to time prescribe) the necessary entrances and appurtenances to the premises, reserving to the Landlord all other portions of the building not herein specifically demised:


                                     Shown By
                                 Cross-Hatching
Unit  of Space                     on Exhibit             Referred to as
--------------                   --------------           --------------
Portion of Basement                    A-1            the "Basement Space"
Portion of 4th Floor                   A-2            the "4th Floor Initial Space"
Portion of 4th Floor                   A-3            the "Europadisk Space"
Portion of 4th Floor                   A-4            the "Dean Witter Space"
Portion of 5th Floor                   A-5            the "5th Floor Initial Space"
Portion of 6th Floor                   A-6            the "6th Floor Initial Space"
Portion of 6th Floor                   A-7            the "Tri-Don Space"
Portion of 6th Floor                   A-8            the "Astoria Space"
Portion of 6th Floor                   A-9            the "Power Color Space"
Portion of 5th Floor                   A-10           the "Mason Tender Space"

         The Basement Space, 4th Floor Initial Space, the 5th Floor Initial Space, and the 6th Floor Initial Space are hereinafter collectively referred to as the "Initial Premises"; all other spaces described above are hereinafter collectively referred to as "Additional Space"; and all of the units of space described above are hereinafter referred to the "Premises". At such time as Tenant occupies the entire 4th Floor or entire 6th Floor, the Premises shall include that portion of the 4th or 6th Floors, as the case may be, which is presently a common corridor, so that, with respect to such floor, the Premises shall be as shown by hatching on Exhibit A-11, which is a typical floor plan. The several portions of the Premises shall become available at different times. The Commencement Date and proportionate share for the Initial Premises and each portion of Additional Space are set forth below. Other than the Initial Premises, the Commencement Date for each portion of Additional Space is an estimate and the Commencement Date for each such portion shall be as set forth in Article One. Subject to paragraph (g) of Article One below, Tenant's right to occupy the various units of space constituting the Premises, and the obligation to pay rent, additional rent and other charges with respect to the various units of space shall commence as of the later of (a) the Commencement Date indicated below or (b) the date upon which possession is delivered to Tenant.

      Unit of              Commencement                   Proportionate
       Space                   Date                           Share

Initial Premises           April 1, 2000                       8.64%
Europadisk Space           July 1, 2000*                       3.56%
Dean Witter Space          February 1, 2002                    1.14%
Tri-Don Space              August 1, 2000*                     2.25%
Astoria Space              June 1, 2000*                       1.38%
Power Color Space          July 1, 2000*                       1.19%
Mason Tender Space         October 1, 2007                     1.01%

         * Landlord is negotiating with the tenants occupying these units of space in order to obtain early lease terminations so that Landlord may deliver the spaces on or before the dates set forth above. Tenant has been advised of the actual lease expiration dates applicable to each portion of space, and Tenant acknowledges that Landlord cannot guaranty delivery of such portions of the Premises by the estimated Commencement Date stated above. As more fully set forth in Article Thirty-Eight hereof, Landlord shall have no liability to Tenant if Landlord is unable to deliver one or more of such portions of the Premises to Tenant by the dates set forth above, Tenant agreeing to accept the risk of such non-delivery by Landlord. Landlord shall continue to negotiate in good faith with these tenants to bring the negotiations to a successful conclusion to meet the estimated Commencement Date.

         This letting is upon the following covenants and conditions, each and every one of which the Tenant covenants and agrees with the Landlord to keep and perform, and the Tenant agrees that the covenants herein contained on the part of the Tenant to be performed, shall be deemed conditional limitations, as well as covenants and conditions.

                                   ARTICLE ONE
                              TERM; RENT; FREE RENT

         (a) The term shall commence (1) with respect to the Initial Premises, April 1, 2000 (the "Initial Premises Commencement Date"), and (2) with respect to the other portions of the Premises, upon delivery to Tenant of vacant possession of such Premises (such delivery dates being referred to hereinafter as the "_______ Space Commencement Date,"), and shall expire on March 31, 2015 (or until such term shall sooner cease and expire or be terminated as hereinafter provided) (the "Expiration Date"), at an annual rent ( the "fixed rent") of :


      Unit of               Fixed Rent              Fixed Rent              Fixed Rent
       Space             4/1/00-3/31/05           4/1/05-3/31/10          4/1/10-3/31/15
Initial Premises           $2,861,552                $2,944,857              $3,157,285
Europadisk Space           $1,218,985                $1,255,427              $1,348,354
Dean Witter Space          $  390,261                $  401,928              $  431,679
Tri-Don Space              $  771,123                $  794,176              $  852,961
Astoria Space              $  470,909                $  484,987              $  520,886
Power Color Space          $  406,217                $  418,361              $  449,328
Mason Tender Space         $  346,475                $  356,833              $  383,246

Total Fixed Rent           $6,465,522                $6,656,569              $7,143,739


         (b) Fixed rent shall be payable in advance on the first day of each month during the term of this lease at the offices of the Landlord or at such other place as the Landlord may designate. The Tenant shall pay the fixed rent without demand therefor and without any set-off, deduction, abatement or offset whatsoever, except that the Tenant shall pay the first monthly installment of fixed rent (with respect to the Initial Premises only) upon the execution of this lease. If the Commencement Date applicable to any portion of the Premises occurs on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be pro-rated based on the number of days in the month. All rent payments shall be paid in lawful money of the United States of America, which shall be legal tender in payment of any debts and dues, public and private, at the time of payment by good and sufficient check subject to collection and drawn on a New York City bank or trust company which is a member of the New York Clearinghouse Association.

         (c) All sums and charges other than fixed rent due and payable by the Tenant pursuant to this lease, including, without limitation, charges for electricity (as defined in Article TEN), escalation charges (as defined in Article THIRTY) and late charges assessed pursuant to this lease are called "additional rent". All regularly recurring items of additional rent, including, without limitation, escalation charges which are payable on a monthly basis pursuant to the provisions of Article

THIRTY, shall be due and payable together with the fixed rent on the first day of each month during the term of this lease. All other items of additional rent shall be paid to the Landlord within fifteen days after delivery of a notice or demand therefor, unless otherwise set forth herein. Fixed rent and additional rent are collectively referred to herein as "rent". The failure of the Tenant to make any payment of additional rent shall entitle the Landlord to exercise all of the rights and remedies provided herein for the non-payment of fixed rent.

         (d) Intentionally omitted.

         (e) If any installment of rent shall not be paid within ten (10) days following the date on which the same shall be due and payable pursuant to this lease then, in addition to, and without waiving or releasing any other rights and remedies of the Landlord, the Tenant shall pay to the Landlord a late charge of one and one-half (1 1/2%) percent per month computed (on the basis of a 30-day month) from the date on which each such installment became due and payable to the date of payment of the installment on the amount of each such installment or installments, as liquidated damages for the Tenant's failure to make prompt payment, and the same may be collected on demand.

         (f) In the event any check issued by the Tenant is dishonored for any reason, the Tenant shall submit a replacement check within three (3 ) business days following notice from the Landlord that the check was dishonored. Tenant's failure to submit a replacement check within such time period shall constitute an Event of Default under this lease.

         (g) Notwithstanding the foregoing, provided no Event of Default shall have occurred which shall remain uncured, the Tenant shall not be required to pay fixed rent with respect to a particular portion of the Premises (i) subject to the last sentence of this paragraph (g), for the period beginning on the Commencement Date for that portion of the Premises and ending three months after the completion of the Landlord's Initial Work applicable to such Premises (as described in the Work Sheet attached hereto and made a part hereof) and (ii) for the seventeenth, eighteenth, nineteenth and twentieth calendar months following completion of such Landlord's Initial Work; provided, however, that the Tenant shall during such abatement period pay all other amounts due under this lease including, but not limited to, any additional rent payable pursuant to Article THIRTY of this lease and any service charges for electric current, and overtime elevator, air-conditioning or heat services. Upon the occurrence of an Event of Default, the fixed rent at the monthly rate set forth in this lease shall be payable during the period in which the Tenant would otherwise be entitled to the use of the Premises free of fixed rent. Any such rent payment shall be paid within five days after demand therefore and shall constitute additional rent under this lease. After the date on which any existing tenant shall surrender its portion of the Premises and prior to the Commencement Date applicable to that portion of the Premises, Landlord shall afford to Tenant access to such portion of the Premises for the purpose of taking measurements and planning its initial alterations. Notwithstanding the first sentence of this paragraph (g), with respect to the Initial Premises, the free rent period shall be one full month following the completion of Landlord's Initial Work with respect to the Initial Premises, and for the second month following the completion of Landlord's Initial Work, Tenant shall pay the sum of $11,537.33.


                                   ARTICLE TWO
                                       USE

         (a) The Tenant shall use the Premises (other than the Basement Space) only for executive and general offices in connection with Tenant's business of providing high-quality photography, moving images, art prints and related products, except that if all or a portion of the Premises (other than the Basement Space) shall be sublet in accordance with the terms of this lease, or if this lease shall be assigned in accordance with the terms of this lease, then the use shall be for executive and general offices in connection with the business of the permitted subtenant or permitted assignee. The Basement Space shall be used solely for "dead" storage purposes.

         (b) If any portion of the Premises consists of basement space, such portion shall be used only for storage purposes.

         (c) No auction sale and no other sale of all or substantially all of the Tenant's property, stock, fixtures and machinery, except a sale made in connection with an assignment of this lease to another tenant for which the Landlord's consent shall have been obtained, shall be held at the Premises unless the provisions of Article THIRTY-ONE (g) of this lease shall have been complied with.

         (d) Tenant shall take reasonable steps to limit the number of messengers having access to the Premises, including, but not limited to, installing a messenger center on the Canal Street side of the ground floor of the building in a location to be designated by the Landlord. Construction of the messenger center shall be subject to the provisions of Article Four hereof.

                                  ARTICLE THREE
                          REPAIRS; NOISE AND VIBRATION

         (a) The Tenant shall take good care of the Premises and the fixtures, appurtenances, equipment and facilities therein and shall make, as and when needed, all repairs in and about the Premises required to keep them in good order and condition; such repairs to be equal in quality to the original work provided that the Tenant shall not be obligated for structural or exterior repairs to the building or for repairs to the systems and facilities of the building for the use or service of tenants generally, except where structural or exterior repairs or repairs to such systems and facilities are made necessary by reason of one or more of the occurrences described below in clauses (i) through
(iv) of this Article THREE (a). All repairs for which the Tenant is responsible pursuant to this Article shall be made by a contractor reasonably approved by the Landlord. Should the Tenant fail to repair any condition in or about the Premises or the fixtures, appurtenances, equipment and facilities therein which is of such a nature that its neglect would result in damage or danger to the building, its fixtures, appurtenances, facilities and equipment, or to its occupants (of which Landlord's judgment, reasonably exercised, shall be conclusive) or, in the case of repairs of any other nature, should the Tenant have failed to make the required repairs or to have begun in good faith, the work necessary to make them within five business days after notice from the Landlord of the condition requiring repair, the Landlord may, in either such case, immediately enter the Premises and make the required repairs at the expense of the Tenant. The Landlord may make, at the expense of the Tenant, any repairs to the building or to its fixtures, appurtenances, facilities or equipment, whether of a structural or any other nature, which are required by reason of damage or injury due (i) to the negligence or willful misconduct of the Tenant or its employees, agents, licensees or visitors; (ii) to the moving into or out of the building, of property being delivered to the Tenant or taken from the Premises by or on behalf of the Tenant; (iii) to the installation, repair or removal, use or operation of the property of the Tenant in the Premises; or (iv) to the faulty operation of any machinery, equipment, or facility installed in the Premises by or for the Tenant. The Tenant will pay the cost of any repairs made by the Landlord pursuant to this paragraph within fifteen days after presentation of bills therefor, or the Landlord may, at its option, add such amounts to any installment or installments of rent due under this lease and collect the same as additional rent. The liability of the Tenant under this Article THREE shall survive the expiration or other termination of this lease for a period of one year.

         (b) Except to the extent hereinabove set forth, and subject to the provisions of Article SIXTEEN, the Landlord shall maintain in working order and repair the exterior and the structural portions of the building, including the structural portions of the Premises, and the public portions of the building interior and the building plumbing, electrical, heating, fire protection, life safety, sprinkler and ventilating systems, (excluding all ductwork, diffusers, thermostat controls and any other part of the ventilating system located outside of the machine room, if any, on the floor) serving the Premises. The Tenant shall give prompt notice of any defective condition in the Premises for which the Landlord may be responsible hereunder. There shall be no allowance to the Tenant for diminution in rental value and no liability on the part of the Landlord by reason of inconvenience, annoyance or injury to business arising from the Landlord or others making repairs, alterations, additions or improvements in or to any portion of the building or the Premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that the Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of the Landlord to comply with the provisions of this or any other Article of the lease. Landlord shall use reasonable commercial efforts to minimize any interference with the conduct of Tenant's business on account of the work undertaken by Landlord in accordance with this Article Three, but Landlord shall not be required to perform any such work on an overtime basis.

         (c) Tenant shall not install or maintain equipment, machinery or manufacturing equipment of any description in the Premises, the operation of which produces noise or vibration which is transmitted beyond the Premises. If the Tenant does install such equipment or machinery and the Landlord deems it necessary that the noise or vibration of such machinery or equipment be diminished, eliminated, prevented or confined to the Premises, the Landlord may, at its election, give written notice to the Tenant, requiring that the Tenant provide and install rubber or other approved settings for absorbing, preventing or decreasing the noise or vibration of such machinery or equipment within fifteen days and if such measures are unsuccessful that the Tenant immediately remove said equipment from the Premises within fifteen days. The judgment of the Landlord of the necessity of such installation shall be conclusive, and the installation shall be made in such manner and of such material as the Landlord may direct. Should the Tenant fail to comply with such request within fifteen days, the Landlord may do the work necessary to absorb, prevent or decrease the noise or vibration of such machinery or equipment and the Tenant will pay to the Landlord the cost of such work within fifteen days after demand or such cost may, at the option of the Landlord, be added to any installment or installments of rent under this lease and shall be payable by the Tenant as additional rent.


                                  ARTICLE FOUR
                            ALTERATIONS AND FIXTURES

         (a) The Tenant shall not make any alteration, addition or improvement in or upon the Premises, nor incur any expense therefor, without having first obtained the written consent of the Landlord therefor. The Tenant shall not be required to obtain the Landlord's consent for alterations, additions or improvements which are decorative in nature, such as painting or carpeting (although the Tenant shall give the Landlord prior written notice of the performance of such work). If the Tenant shall desire to make alterations, additions or improvements to fit out the Premises for the Tenant's use which will not affect the exterior of the building or adversely affect the structure of the building or the operation of any of the systems or facilities of the building for the use of any tenant or violate the requirements of government hereafter referred to, the Landlord's approval will not be unreasonably withheld or delayed. In no event shall the Tenant make any alteration at any time when an Event of Default is outstanding. Any and all alterations may be made only subject to and in compliance with the following, as well as all other reasonable rules and regulations promulgated by the Landlord with respect to the performance of alterations:

         (i) Prior to the commencement of any alteration, the Tenant shall, except in an emergency, give at least 30 days' notice to Landlord for all alterations and shall obtain the Landlord's prior approval of the licensed architect and/or licensed professional engineer and the contractors and/or mechanics selected by the Tenant, as well as the Landlord's prior written approval of detailed plans and specifications prepared by the approved architect and/or engineer and shall reimburse the Landlord for its out-of-pocket expenses for outside consultants to review such plans and specifications; and no alterations shall be made except as are in all material respects in accordance with such plans and specifications or any approved changes thereto. If requested by the Landlord, the Tenant shall submit a copy of the general contractor's contract or other contract for the alterations which shall show the cost thereof.

         (ii) No alteration shall be commenced until the Tenant shall have obtained and paid for all required permits and authorizations of any City, State or Federal governmental agency or any board, bureau, department or body thereof, having or asserting jurisdiction, copies of which shall be supplied to the Landlord. Landlord shall reasonably and diligently cooperate with

         Tenant in connection with the performance of its alterations, additions or improvements, and with respect to alterations approved by Landlord, shall cooperate (but at no expense to Landlord) with Tenant and execute such documents as may be reasonably required by Tenant to obtain such permits and authorizations, including, without limitation, alteration applications.
         (iii) Prior to the commencement of any alteration, the Tenant shall submit to the Landlord duplicate original policies or certificates thereof of worker's compensation insurance covering all persons employed in connection with the work, and builder's all risk and comprehensive general public liability insurance in such reasonable and customary amounts and with such companies as may be reasonably approved by the Landlord and such coverage shall be maintained until all such alterations have been completed. Such policies shall name the Landlord and any mortgagee or holder of any ground or underlying lease as additional named insureds.

         (iv) Upon completion of the alterations, the Tenant, at the Tenant's expense shall obtain certificates of final approval as may be required by any governmental agency, board, bureau, department or body thereof, and shall deliver such approvals to the Landlord, together with "as-built" plans and specifications for such alterations. In addition, one copy of final drawings shall be delivered to the Landlord in AutoCad, Release 14 format, either on a 3 1/2" disk or CD Rom, or such other format as shall from time to time be reasonably designated by the Landlord.

         (v) The cost of all alterations shall be paid when due so that the Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises and free from any encumbrances, or security interests.

         (vi) All alterations, additions or improvements shall be made and installed in a good and workmanlike manner and shall comply with all requirements, by law, regulation or rule, of the Federal, State and City Governments and all subdivisions and agencies thereof, and with the requirements of the New York Fire Insurance Exchange, New York Board of Fire Underwriters and all other bodies exercising similar functions, and shall conform to any particular reasonable requirements of the Landlord expressed in its consent for the making of any such alterations, additions, and improvements. The Landlord's review and approval of the Tenant's plans shall not constitute, nor be deemed to constitute a representation or agreement by the Landlord that such plans and specifications comply with such requirements. Such compliance shall be the sole responsibility of the Tenant.

         Any such work once begun shall be completed with all reasonable dispatch, but shall be done at such time and in such manner as not to interfere unreasonably with the occupancy of any other tenant or the progress of any work being performed by or on account of the Landlord. If requested to do so by the Tenant in connection with the Landlord's approval of any alteration, addition or improvement, the Landlord will advise the Tenant whether the alteration, addition or improvement will be required to be removed by the Tenant at the expiration or earlier termination of this lease or may remain upon the Premises to become the property of the Landlord. If no such advice is given by the Landlord, the provision of subdivision (b) of this Article shall apply.

         (b) All alterations, additions or improvements, which may be made or installed in or upon the Premises (whether made during or prior to the term of this lease or during the term of any prior lease of the Premises by the Landlord, the Tenant or any previous tenant), except the furniture, trade fixtures, stock in trade, and like personal property of the Tenant, shall be conclusively deemed to be part of the freehold and the property of the Landlord, and shall remain upon the Premises, and, upon the expiration or any termination of the term of this lease, shall be surrendered therewith as a part thereof, except for any Specialty Alterations which shall, unless the Landlord advises the Tenant to the contrary, be removed by the Tenant, at the Tenant's expense, upon the expiration or earlier termination of this lease, provided, however, that alterations, additions and improvements installed by the Tenant at Tenant's expense shall remain the property of Tenant until the expiration or earlier termination of this lease, but Tenant shall not remove, destroy or alter such alterations, additions and improvement without Landlord's consent and, in any event, shall replace such alterations, additions and improvements with alterations, additions or improvements of equal or greater value. A "Specialty Alteration" shall mean an alteration which is in excess of standard office installations such as kitchens, cafeterias, vaults, sloping, terraced or raised floors, internal staircases, and other slab penetrations, data centers, fire suppression or uninterrupted power supply systems, generators, fuel tanks, dumbwaiters, and other improvements of a similar nature. The Tenant, at or prior to the expiration or any termination of the term of this lease shall, at its own expense, remove all its furniture, trade fixtures, stock in trade and like personal property. The Tenant shall restore and repair, at its own cost and expense, any damage or disfigurement of the Premises occasioned by any such removals or remaining after such removals, so as to leave the Premises in good order and condition or, the Landlord, at its option, may do such restoration and repair and the Tenant will pay the reasonable cost thereof upon demand. If any furniture, trade fixtures, stock in trade or other personal property of the Tenant shall not be removed at the expiration or any termination of this lease, the Landlord, at the Landlord's option, may treat the same as having been irrevocably abandoned, in which the Tenant shall have no further right, title or interest therein and the Landlord may remove the same from the Premises, disposing of them in any way which the Landlord sees fit to do, and the Tenant shall, on demand, pay to the Landlord the expense incurred by the Landlord for the removal thereof, as well as the cost of any restoration of the Premises above provided. The Tenant's obligations under this subdivision (b) of this Article FOUR shall survive the expiration of this lease for a period of one year.

         (c) The Landlord may at any time during the term of this lease, change the arrangement or location of the entrance or passageways, doors and doorways, and the corridors, elevators, stairs, toilets or other parts of the building used by the public or in common by the Tenant and other tenants (including, without limitation, the conversion of elevators from a manually-operated to an automatic self-service basis) and may alter staffing of the building and the scale and manner of the operation thereof, provided that the services to which the Tenant is entitled as specified in this lease are not diminished and may alter the facilities, fixtures, appurtenances and equipment of the building as it may deem the same advisable, or as it may be required so to do by any governmental authority, law, rule or regulation, and provided further that Landlord shall use commercially reasonable efforts to minimize interference with the conduct of Tenant's business in making such changes and provided that such changes do not materially reduce the accessibility of the Premises. The Landlord may change the name, street number or designation by which the building is commonly known.

         (d) The Tenant shall not at any time prior to or during the term of this lease, directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer in or about the Premises, whether in connection with any alteration or improvement or the providing of any services or otherwise, if such employment would, in the reasonable judgment of the Landlord, disrupt, or interfere or cause any conflict with, any other contractors, mechanics, or laborers engaged by the Landlord or any other tenant in the building. In the event of any such disruption, interference or conflict, the Tenant, upon demand of the Landlord, shall immediately cause all contractors, mechanics or laborers causing such disruption, interference or conflict to leave the building.

         (e) The Tenant, at its own sole cost and expense, shall defend the Premises and the Landlord against all suits for the enforcement of any mechanics lien or any bond in lieu of such lien, and the Tenant hereby indemnifies the Landlord and the Premises against any and all damages, expenses, or liabilities resulting from any such lien or suit. Should the Tenant fail to commence or diligently proceed to timely discharge any such lien, the Landlord may do so by payment, bond, or otherwise on thirty days' prior written notice to the Tenant and the amount paid or incurred therefor by the Landlord shall be payable by the Tenant as additional rent. Tenant represents and warrants that it has not performed any alterations in the Premises prior to the Initial Premises Commencement Date.

         (f) If, in connection with the performance of any alterations, additions or improvements to the Premises, there is any violation against the building, the curing of which shall be the responsibility of Landlord, which shall result in actual delay to Tenant or prevent Tenant from obtaining any governmental permits, consents, approvals or other documentation to commence or complete Tenant's alterations, additions or improvements, or prevent the physical (as opposed to legal) occupancy of the Premises, or if any governmental agency with jurisdiction orders Tenant not to occupy the Premises, then Landlord shall promptly and diligently proceed to cure and remove of record such violations and Tenant shall be entitled to an abatement of rent equal to the fixed rent and additional rent allocable to the portion of the Premises in which such alterations, additions or improvements are prevented from being performed or completed, or with respect to which Tenant has been ordered not to occupy, for the period during which Tenant shall be so prevented from performing such alterations, additions or improvements. Such abatement period shall not commence any earlier than the date which is ten business days following notice from Tenant to Landlord of a violation which prevents Tenant from proceeding with its alterations, additions or improvements, and such abatement period shall only commence if Landlord has not cured such violation within the ten-business-day period following Tenant's notice.


                                  ARTICLE FIVE
               COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS

         The Tenant shall promptly comply, at the Tenant's own expense, with all laws, ordinances, regulations and requirements now or hereinafter enacted, of the City, State and Federal Government, and all subdivisions and agencies thereof, and the New York Fire Insurance Exchange, the New York Board of Fire Underwriters, and of any fire insurance rating organization, and of all other departments, bureaus, officials, boards and commissions with regard to the Premises or the use thereof by the Tenant, and (if the Premises are situated on the ground floor) the sidewalks adjoining the same in so far as such compliance is made necessary by the Tenant's use of the sidewalks, provided that the Tenant shall not be required to make structural alterations or additions to the Premises, alterations to any building systems servicing the Premises, or alterations to any common areas in the building utilized by Tenant and other tenants, except where the same are required by reason of the nature of the Tenant's use of the Premises, the alterations performed in the Premises by the Tenant, the manner in which its business is carried on in the Premises, or a failure on the part of the Tenant to conform to the provisions of this lease. Tenant shall not be required to comply with any such laws, ordinances, regulations and requirements for so long as Tenant shall be contesting, diligently and in good faith, Tenant's obligation to comply therewith through appropriate proceedings brought in accordance with applicable law, provided that Tenant's failure to comply shall have no adverse effect on Landlord or on other tenants in the building. The Tenant will not permit the maintenance of any nuisance upon the Premises or permit its employees, licensees or visitors to do any illegal act therein, or in and about the building after notice thereof from the Landlord. If any such law, ordinance, regulation or requirement shall not be promptly complied with by the Tenant, then the Landlord may, at its option, enter upon the Premises to comply therewith, and should any fine or penalty be imposed for failure to comply therewith or by reason of any such illegal act, the Tenant agrees that the Landlord may, at its option, pay such fine or penalty, which the Tenant agrees to repay to the Landlord, with interest (as set forth in Article Twenty-Four) from the date of payment, as additional rent.

                                   ARTICLE SIX
                              RULES AND REGULATIONS

         The Tenant and the Tenant's employees, and any other persons subject to the control of the Tenant, shall well and faithfully observe all the rules and regulations annexed hereto as SCHEDULE A, and also any and all reasonable rules and regulations affecting the Premises, the building or the equipment, appurtenances, facilities and services thereof, hereafter promulgated by the Landlord. The Landlord may at any time, and from time to time, prescribe and regulate the placing of safes, machinery and other things, and regulate which elevator and entrance shall be used by the Tenant's employees, and for the Tenant's shipping; and may make such other and further rules and regulations as in its reasonable judgment may, from time to time, be needed or desirable for the safety, care or cleanliness of the building and for the preservation of good order therein. The Landlord shall not be liable to the Tenant for violations of any rules and regulations by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, the Landlord agrees that it shall not discriminate against the Tenant in the enforcement of the rules and regulations promulgated by the Landlord for the building.

                                  ARTICLE SEVEN
                                   PLATE GLASS

         The Landlord may, at its option, either (i) at the Tenant's expense, keep the plate glass, if any, in the Premises insured in the name of the Landlord against loss or damage, the premium for which, whether by separate policy or as a part of a schedule of another policy, shall be paid by the Tenant to the Landlord, upon demand, or (ii) require the Tenant, at the Tenant's expense, to keep the plate glass, if any, in the Premises insured in the name of the Landlord against loss or damage, in which event, the Tenant shall deliver such policy and evidence of due payment of the premium therefor to the Landlord. The Tenant shall promptly replace, at its own expense, any and all plate and other glass damaged or broken from any cause whatsoever in and about the Premises. If the Tenant fails to do so, the Landlord shall have the right to replace such glass at the Tenant's expense.

                                  ARTICLE EIGHT
                                CARE OF SIDEWALKS

         If the Premises, or any part thereof, consist of a first floor or any part thereof, the Tenant shall, at the Tenant's own expense, keep the sidewalk, gutter and curb in front thereof in a clean condition, but Tenant shall not be responsible for removal of snow and ice from the sidewalk.

                                  ARTICLE NINE
                        LANDLORD'S ACCESS TO THE PREMISES

         (a) The Tenant shall, without in any way affecting the Tenant's obligations hereunder, and without constituting any eviction, permit the Landlord and its agents and designees: (i) at all reasonable hours, upon reasonable notice, to enter the Premises and have access thereto, for the purpose of inspecting or examining them and to show them to other persons; or
(ii) to enter the Premises (including, specifically, all mechanical and air conditioning rooms located therein) to make repairs and alterations, and to do any work on the Premises or any adjoining premises and any work in connection with excavation or construction on any adjoining premises or property (including, but not limited to, the shoring up of the building) and to take in any of the foregoing instances, any space needed therefor, provided that any space so taken shall not be material to the conduct of Tenant's business in the Premises. The Tenant shall permit the Landlord to erect and maintain ducts, pipes and conduits in and through the Premises. In the exercise of the rights of the Landlord reserved under this Article NINE, the Landlord will do so in a manner which minimizes, so far as is practicable, the interference with the Tenant's use of the Premises or Tenant's wiring or improvements to the Premises and where ducts, pipes or conduits are to be erected through the Premises will locate them along walls or ceilings wherever practicable.

         (b) In the event that the Premises shall, in the Landlord's reasonable judgment, become substantially vacated before the expiration of this lease, or in the event the Tenant shall be removed by summary proceedings or in the event that, during the last month of the term, the Tenant shall have removed all or substantially all of the Tenant's property therefrom, the Landlord may immediately enter into and upon said Premises for the purpose of decorating, renovating or otherwise preparing same for a new tenant, without thereby causing any abatement of rent or liability on the Landlord's part for other compensation, and such acts shall have no effect upon this lease.

         (c) If the Tenant or an officer or authorized employee of the Tenant shall not be personally present to open and permit an entry into said Premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents, may enter the same by a master key, or may forcibly enter the same without rendering the Landlord or such agents liable therefor (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease and in no event shall any such entry by the Landlord or its agents be deemed an acceptance of a surrender of this lease, either expressed or implied, nor a waiver by the Landlord of any covenant of this lease on the part of the Tenant to be performed.


                                   ARTICLE TEN

                          ELECTRIC CURRENT; LIVE STEAM

         (a) So long as electric current is to be supplied by the Landlord, the Tenant covenants and agrees to purchase the Tenant's requirements therefor at the Premises from the Landlord or the Landlord's designated agent at a price equal to 108% of the Rates (as hereinafter defined) set forth in the rate schedule of Consolidated Edison Company of New York, Inc. applicable to the building (or the conjunctional group in which the building is included), plus an amount equal to all sales, use and gross receipt taxes and other governmental charges or levies, generally applicable to the purchase and sale of electricity in New York City (and without regard to whether the Landlord is exempt from paying or collecting any such tax, charge or levy), including any adjustment for time-of-day for either demand or consumption. As used herein, the term "Rates" shall mean the rates for all components of the aggregate cost of purchasing electricity for the building, including, without limitation, all charges related to the generation, transmission, distribution and service and all charges for consumption and demand (including, without limitation, all seasonal and time-of-day adjustments and fuel escalation charges relating to such consumption and demand charges). All amounts payable under this Article TEN shall constitute additional rent for the purpose of the enforcement of the Landlord's rights.

         (b) Where more than one meter measures the service of the Tenant in the building, the service rendered through each meter may be computed and billed separately in accord with the rates herein provided for. No current shall be furnished until the equipment of the Tenant has been approved by the proper authorities, and after such approval, no changes shall be made in such equipment without the written consent of the Landlord. The Tenant shall pay, upon demand, the bills for electric current furnished and the use of meters or the Landlord may, at its option, add such amounts to any installment or installments of fixed rent due under this lease and collect the same as additional rent. The Tenant shall comply with such rules, regulations and contract provisions as are customarily prescribed by public service corporations supplying such services, for consumption similar to that of the Tenant.

         (c) The Landlord may discontinue the supply of electric current under subdivision (a) at any time on sixty (60) days' notice to the Tenant without being liable to the Tenant therefor or without in any way affecting this lease or the liability of the Tenant hereunder or causing the diminution of rent, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. Should the Landlord give such notice of discontinuance, the Tenant shall make the Tenant's own arrangements to receive such service direct from such public utility corporation serving the building and the Landlord shall permit the Landlord's wires, conduits and meters, to the extent to which they are safely available for such use and to the extent to which they may be used under any applicable governmental regulations or the regulations of such public utility, to be used for the purpose. Should any additional or other wiring, conduits, meters or any other or different distribution equipment be required in order to permit the Tenant to receive such service directly from the public utility, the same will be installed, as the Landlord shall elect, either by the Landlord or by the Tenant, the cost of which shall be shared equally by Landlord and Tenant. In the case of central distribution equipment which is used in connection with the distribution or metering of current supplied to the Tenant and other tenants of the building, and which is required to be installed under governmental regulations or the regulations of such utility, the cost of installation thereof will be prorated among the several tenants, serviced through the distribution facility in the proportion which their average consumption of electric current over the next preceding period of not less than six month's duration bears to the total consumption of electric current by all tenants during such period, and the Tenant shall pay to the Landlord the fifty percent (50%) of Tenant's share of such cost of installation, apportioned as above, within five (5) days following receipt of a statement showing the cost of the distribution equipment and the manner in which the cost has been allocated to the Tenant. (The costs described in the immediately preceding sentence are not intended to include the costs of the upgrading of the building by Landlord currently in progress.) All such facilities installed by the Tenant shall be installed in a workmanlike manner which complies with applicable governmental regulations and the regulations of the public utility. The Landlord will in any such case permit any pipe-chases or channels available in the building to be used by the Tenant for the Tenant's cables and conduits, to the extent that the same may be available and may be safely used for the purpose.

         (d) The Landlord shall not in any way be liable or responsible to the Tenant for any loss or damage or expense which the Tenant may sustain or incur if either the quantity or character or electric service is changed or is no longer available or suitable for the Tenant's requirements, nor shall the Landlord be in any way responsible for any interruption of service due to breakdowns, repairs, malfunction of electrical equipment or any other cause relating to electrical service which is beyond the Landlord's reasonable control. The Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Tenant's floor(s) or space (if less than an entire floor) or the capacity of the risers or wiring installation in the building. The Tenant agrees not to connect any additional electrical equipment to the building electrical distribution system, other than lamps, typewriters, computers, scanners, printers, servers, copiers, and other small office machines which consume comparable amounts of electricity, without the Landlord's prior written consent. If, in the Landlord's sole judgment, reasonably exercised, the Tenant's electrical requirements necessitate installation of an additional riser, risers or other necessary equipment, the same may be installed by the Landlord at the sole cost and expense of the Tenant (together with Tenant's Proportionate Share of any electrical panels which are required to be installed as a result of the installation of such additional risers), which shall be chargeable and collectible as additional rent. If the Tenant makes written request to install a riser or risers to supply the Tenant's electrical requirements, such request shall be subject to the prior written consent of the Landlord in each instance, and such riser, risers or other equipment shall be installed by the Landlord at the sole cost and expense of the Tenant, if in the Landlord's sole judgment, reasonably exercised, the same are necessary and will not cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. If the Tenant is not utilizing the full electrical capacity available to the Premises, the Landlord shall have the right to make such excess capacity available to other occupants of the building. Prior to taking such excess capacity, Landlord shall notify Tenant of its intention to do so, and Tenant shall have two weeks in which to demonstrate that Tenant has an impending need for such electrical capacity. If in Landlord's reasonable judgment, Tenant fails to demonstrate an impending need for such electrical capacity, Landlord shall be entitled to proceed to make such excess capacity available to other occupants of the building.

         (e) If there be any facilities for the supply of live steam in the building, such steam shall be supplied to the Tenant only if separate agreements are made therefor and pursuant to such arrangements. In the event that such separate agreements shall be made, the appropriate provisions of this Article TEN shall be applicable thereto.


                                 ARTICLE ELEVEN
                           CONDEMNATION AND DEMOLITION

         If the Premises or any part thereof, shall be taken or condemned for any public or quasi public use (other than for temporary use or occupancy), this lease and the term hereby granted shall terminate as of the date of vesting of title by reason of such taking. If any other part of the building shall be so taken and such taking shall, in the reasonable judgment of the Landlord, make the operation of the building impractical, unprofitable or uneconomical or would make substantial structural alterations or reconstruction of the building necessary (even though no part of the Premises be taken), the Landlord may, at its option, give to the Tenant, at any time after the vesting of title and prior to the actual taking of possession, thirty (30) days' notice of intention to terminate this lease, and upon the date designated in such notice, this lease and the term hereby granted shall terminate. Anything herein to the contrary notwithstanding, if ten (10%) percent or less of the Premises shall be so acquired or condemned, the Landlord, at its option, may elect not to terminate this lease and, in such case, the Landlord shall, at its expense, restore that part of the Premises not so acquired or condemned to a self-contained rental unit exclusive of the Tenant's alterations. In no event shall any condemnation award be apportioned, and the Tenant hereby assigns to the Landlord all right and claim to any part of such award, but the rent, and all other sums payable by the Tenant, shall be apportioned as of the date of any such termination of this lease with respect to all or part of the

Premises, as the case may be, and in the case of a partial taking, prospective rent obligations which are based on square footage shall be adjusted accordingly. Nothing contained in the foregoing portion of this Article ELEVEN shall be deemed to prevent the Tenant's making claim for and retaining an award for the damage to or loss of value of its trade fixtures and such of the installations made by the Tenant as remain the Tenant's property or from making claim for and retaining any award which may be made to the Tenant for the Tenant's moving expenses if, and to the extent that, the award to be claimed and retained by the Tenant is independent of and does not result in a diminution of the award, and is not payable out of the award to the Landlord for the taking of the land, building and the Landlord's other property.


                                 ARTICLE TWELVE
                                MECHANIC'S LIENS

         The Tenant will not permit, during the term hereby granted, any mechanic's or other lien or order for payment of work, labor, services, or materials furnished or to be furnished to attach to or affect the Premises or any portion thereof, and agrees that no such lien or order shall under any circumstances attach to or affect the fee, leasehold or other estate of the Landlord herein, or the building. The Tenant's obligation to keep the Premises in repair, and its right to make alterations therein, if any, shall not be construed as the consent of the Landlord to the furnishing of any such work, labor or materials within the meaning of any present or future lien law. Notice is hereby given that the Tenant has no power, authority or right to do any act or to make any contract which may create, or be the foundation for, any lien upon the fee or leasehold estate of the Landlord in the Premises or upon the land or building of which they are a part or the improvements now erected or hereafter to be erected upon the Premises or the land, or building of which the Premises are a part; and if any such mechanic's or other lien or order shall be filed against the Premises or the land or building of which the Premises are a part, the Tenant shall, within sixty (60) days thereafter, discharge said lien or order by payment, deposit or by bond fixed in a proper proceeding according to law. If the Tenant shall fail to take such action, or shall not cause such lien or order to be discharged within sixty (60) days after the filing thereof, the Landlord may, after five (5) days' notice to Tenant, pay the amount of such lien or discharge the same by deposit or by bond or in any other manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with the expenses incurred by the Landlord, including all reasonable attorneys' fees and disbursements incurred in any defense of any such action, bonding or other proceeding, shall be deemed additional rent. Any reasonable expenses incurred by the Landlord in connection with the examination of title to the Premises in order to ascertain the existence of any lien or encumbrance and the discharge of record thereof, shall be payable by the Tenant to the Landlord on demand, together with interest as aforesaid as additional rent.

                                ARTICLE THIRTEEN
                                  SUBORDINATION

         (a) Subject to the Tenant obtaining a non-disturbance agreement as provided in paragraph (d) of this Article THIRTEEN from any existing or future mortgagee(s) or underlying lessors, this lease, and all the rights of the Tenant hereunder, are and shall be subject and subordinate to any and all mortgages now or hereafter liens either in whole or in part on the building, or the land on which it stands, and also to any and all other mortgages covering other lands or lands and buildings, which may now or hereafter be consolidated with any mortgage or mortgages upon the building and the land on which it stands or which may be consolidated and spread to cover the building and such land and any such other lands or lands and buildings, and any extension, renewal or modification of any such mortgages, and to any and all ground or underlying leases which may now or hereafter affect the buildings or the land on which it stands, and any extensions, renewals or modifications thereof. This clause shall be self-operative and no further instrument of subordination (other than the non-disturbance agreement referred to above and in paragraph (d) below) shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the building or the land on which it stands. In confirmation of such subordination, the Tenant shall execute promptly any certificate, in recordable form, that the Landlord may reasonably request.

         (b) The Tenant hereby agrees that, in the event that any mortgagee shall succeed to the rights of the Landlord, or if any Landlord of any underlying lease shall succeed to the position of the Landlord under this lease, then the Tenant will recognize such successor Landlord as the Landlord of this lease and pay the rent and attorn to and perform the provisions of this lease for the benefit of any such successor Landlord. No documentation other than this lease shall be necessary to evidence such attornment but the Tenant agrees to execute any documents, in recordable form, reasonably requested by the successor Landlord to confirm such attornment or to otherwise carry out the intent and purposes of this Article THIRTEEN.

         (c) If, in connection with obtaining financing or refinancing for the building of which the Premises form a part, a lender shall request modifications to this lease as a condition to such financing or refinancing, the Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of the Tenant hereunder or adversely affect the Tenant's leasehold interest. A provision requiring the Tenant to give notices of any defaults by the Landlord to such lender and/or permit the curing of such defaults by such lender together with the granting of such additional time for such curing as may be reasonably required for such lender to get possession of the building shall not be deemed to increase the Tenant's obligations or adversely affect the Tenant's leasehold interest. In no event shall a requirement that the consent (not to be unreasonably withheld) of any such lender be given for any modification, termination or surrender of this lease be deemed to materially adversely affect the leasehold interest hereby created.

         (d) Anything herein to the contrary notwithstanding, the Landlord represents and warrants to the Tenant that as of the date of this lease there is no mortgage or superior lease encumbering the Premises. The Landlord, at no cost to Tenant, shall obtain from any future mortgagee or from any future lessor of any underlying lease, an agreement to the effect that, so long as no Event of Default shall at the time have occurred and be continuing hereunder, the Tenant shall not be made party to any proceeding to foreclose the mortgage or to terminate the underlying lease; that the Tenant's possession of the Premises under the term of this lease, shall not be terminated or disturbed as a result of the foreclosure of any mortgage or termination of any underlying lease; that such mortgagee or underlying lessor, as the case may be, will recognize the Tenant as the direct tenant of such mortgagee or lessor on all of the terms and conditions of this lease subject to the provisions hereinafter set forth; together with such other terms as are customarily contained in a subordination, non-disturbance and attornment agreement (any such agreement from a mortgagee or lessor is called a "Nondisturbance Agreement"). The Tenant agrees it will execute any agreement consistent with the foregoing provisions which may be required to confirm the subordination of this lease subject to the non-disturbance provisions above outlined. In any such agreement the Tenant shall agree that, in the event that the mortgagee shall succeed to the rights of the Landlord herein named, or if any landlord of any underlying lease shall succeed to the position of the Landlord under this lease, then the Tenant will recognize such successor landlord as the Landlord of this lease and pay the rent and attorn to and perform the provisions of this lease for the benefit of any such successor Landlord.

         (e) Any Nondisturbance Agreement may be made on the condition that, and the Tenant hereby agrees that, neither the mortgagee nor the lessor, as the case may be, nor anyone claiming by, through or under such mortgagee or lessor, as the case may be, including a purchaser at a foreclosure sale, shall be:

         (i) liable for any previous act or omission of the Landlord under this lease, except to the extent that a default continues after the date of foreclosure or purchase of the Premises (in which case such default shall be deemed to have occurred on the date of transfer of title to the Premises); or

         (ii) subject to any credit, claim, counterclaim, demand, defense or offset that previously accrued to the Tenant against the Landlord under the lease; or

         (iii) bound by any previous modification of this lease (after notice to Tenant of the existence of such mortgage or underlying lease), or by any previous prepayment of rent for a period greater than one month, unless such modification or prepayment shall have been expressly approved in writing by any lessor or any mortgagee who shall have succeeded to the rights of the Landlord under this lease; or

         (iv) obligated to perform any alteration or improvements of the Premises not expressly required under this lease; or

         (v) be responsible for (1) the performance or completion of any construction work to be performed by the Landlord under the lease, or (2) any reimbursement or payment required by the Landlord to the Tenant or its designees pursuant to the Lease on account of work performed by, or for the account of, the Tenant; or

         (vi) be liable for the repayment of any monies owed by the Landlord to the Tenant; or

         (vii) have any obligation with respect to any security deposited under the lease unless and to the extent such security shall have been transferred to the mortgagee or lessor, as the case may be, or anyone claiming by, through or under such party.

         (f) The provisions of paragraph (e) shall not be deemed to vitiate the obligations of any mortgagee or lender succeeding to the Landlord's obligations hereunder from and after the date such party succeeds to the Landlord's interest under this lease.

                                ARTICLE FOURTEEN
                            CERTIFICATE OF OCCUPANCY


         (a) A true copy of the Certificate of Occupancy of the building is annexed hereto as EXHIBIT B.

         (b) The Tenant shall immediately discontinue any use of the Premises, which may, at any time, be claimed or declared by the City or State of New York or other governmental authority to be in violation of or contrary to the Certificate of Occupancy of the building, or by reason of which any attempt may be made to penalize the Landlord or require the Landlord to secure any Certificate of Occupancy other than the one, if any, now issued for the building.

                                 ARTICLE FIFTEEN
                                     VAULTS

         Notwithstanding anything herein contained, or shown on any sketch, plan or schedule hereto attached, to the contrary, if any vault space forms a part of the Premises, or adjoins the same, or any part or portion of the Premises is not within the property line of the building or Premises, and if the use of the said space shall hereafter be prevented or curtailed by exercise of any governmental authority, the Tenant shall have no claim whatever upon the Landlord for the loss of such space, by any abatement of the rent, or otherwise, nor shall the Tenant be relieved from any obligations under this lease, and the Landlord's covenant of quiet enjoyment hereinafter contained, shall not be deemed to apply to any such space. The Landlord makes no representation as to the location of the property line of the building. The Tenant shall reimburse the Landlord for the vault charge or tax, if any, imposed by the City of New York in respect of any such vault space.


                                 ARTICLE SIXTEEN
                             FIRE AND OTHER CASUALTY

         (a) If the Premises shall be damaged by fire, action of the elements or other casualty or cause which is within the risks covered by standard fire and extended coverage insurance, the Tenant shall give immediate notice thereof to the Landlord, and said damage shall be repaired by the Landlord, at the Landlord's expense, with all reasonable speed, making due allowance for delay due to labor troubles, settlement of loss and other causes beyond the control of the Landlord, and the Tenant shall, in every reasonable way, facilitate the making of such repairs, and the rent shall be suspended during such period as the Premises shall have been rendered wholly untenantable until five (5) days after the Landlord notifies the Tenant that the Premises are substantially ready for the Tenant's occupancy (or the Premises are sooner occupied by the Tenant) and, in the event that the Premises are rendered partially untenantable, the rent shall be abated during such period, in the proportion which the area of the Premises which is rendered untenantable bears to the area of the whole Premises. In addition to the foregoing rental abatement, provided that (i) Tenant promptly commences and diligently prosecutes such alterations to the Premises as are necessary for Tenant to recommence operations within the Premises, and (ii) Landlord continues to be reimbursed by Landlord's insurance company for its rental loss, then Tenant shall be entitled to a further abatement of rent during Tenant's refixturing of the Premises, which abatement shall be coextensive with the rental loss reimbursement received by Landlord from Landlord's insurance company. The decision of Landlord's insurance company shall be conclusive and Landlord shall have no obligation to contest the same, by litigation or otherwise. No damage to the Premises or the building by fire, or other cause, however extensive, shall terminate this lease, or give the Tenant the right to quit and surrender the Premises, or impair any obligations of the Tenant hereunder, except with respect to the payment of rent (and with respect thereto to the extent above provided) and except that (i) if the damage shall be so extensive that the Landlord shall determine to demolish or substantially alter the building, whether or not the Premises are affected, the Landlord may at any time within one hundred twenty (120) days following the occurrence of the damage give to the Tenant thirty (30) days' notice of intention to terminate this lease; (ii) if the damage to the Premises is substantial so that the whole or substantially the whole of the Premises is rendered untenantable by the Tenant or if 50% or more of the common areas of the building are destroyed or substantially damaged and the Landlord does not within 60 days following the occurrence of the damage notify the Tenant of the Landlord's intention to repair the damage to the Premises so that the Premises are again useable by the Tenant within a period of not more than 180 days following the occurrence of the damage subject to delays due to settlement of loss or causes of the kinds described in Article THIRTY-FOUR of this lease, the Tenant may cancel this lease by notice given within 10 days following the expiration of the said 60-day period for the Landlord's notice of election to repair, time being of the essence; (iii) if the Landlord has given notice of its intention to restore the Premises, but fails to substantially complete such restoration within 180 days following the occurrence of the damage, subject to delays due to settlement of loss or delays of the kind described in Article THIRTY-FOUR of this lease, the Tenant may cancel this lease by notice given within 10 days following the expiration of the said 180-day period, time being of the essence; and (iv) in the event of the occurrence of damage to the Premises of the degree described above in clause (ii) of this paragraph (a), the Landlord may also elect to terminate this lease by notice of election to do so given within 60 days following the occurrence of the damage. If notice of election to terminate this lease shall be given as above provided, then, upon the date for termination designated in any such notice, this lease and the term hereby granted shall terminate and the rent shall be apportioned as of the date of the damage or as of such later date as the Tenant may actually surrender possession. Nothing herein contained shall be deemed to obligate the Landlord to restore the Tenant's trade fixtures, equipment, stocks, furnishings, improvements or other property remaining the property of the Tenant. The Tenant acknowledges that the Landlord will not carry insurance on the Tenant's furniture or any fixtures or equipment, improvements or appurtenances removable by Tenant and agrees that the Landlord will not be obligated to repair any damage thereto or replace the same. The Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this Article SIXTEEN shall govern and control in lieu thereof.

         (b) The Tenant shall conduct its business and use the Premises in such a manner and so as not to increase the rate of fire insurance applicable to the building or any property located therein over the rates in effect prior to the commencement of the Tenant's occupancy, and the Tenant shall install and maintain all its furniture, fixtures, equipment, stocks and materials in such a manner as to accomplish the foregoing purposes. The Tenant further agrees not to permit any act to be done or anything brought into or kept upon the Premises which will void or avoid the insurer's liability under any contract of fire insurance on the building or its contents. Should the fire insurance rate on the building be increased beyond the present rate, by reason of the Tenant's occupancy or character of its business, or the Tenant's failure to comply with the terms hereof, the Tenant agrees to pay to the Landlord, on demand, the additional cost of such insurance, or, at the option of the Landlord, the same may be added to any installment of rent and be payable as additional rent. The schedule of the makeup of a rate issued by an authorized rating organization shall be conclusive evidence of the facts therein stated and of the items in the rate applicable to the Premises.

         (c) The Landlord, as to the Premises, and the Tenant, as to the improvements made therein at the Tenant's expense and all of the Tenant's stock, trade fixtures and other property in the Premises shall each look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, the Landlord and the Tenant each hereby release one another or any one claiming through or under each of them by way of subrogation or otherwise from all liability for any loss or damage caused by fire or any of the risks enumerated in standard extended coverage insurance. This foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, and also provided that such a policy can be obtained without additional premiums. The Landlord and Tenant agree that their respective insurance policies will include the aforesaid clause so long as the same is obtainable without extra cost or if extra cost be charged, so long as the party for whose benefit the clause is obtained shall pay such extra cost. If extra cost shall be chargeable therefor the party so affected shall advise the other thereof, of the amount of the extra cost and the other party at its election may pay the same or decline to so pay, in which event the release from liability given to said party by this Article SIXTEEN shall be deemed to be withdrawn and of no force and effect.

         (d) The Landlord shall keep in full force and effect a policy of insurance against loss or damage by fire and such other risks and hazards as are insurable under standard forms of "all risk" insurance policies, with extended coverage, covering the building, in an amount sufficient to avoid the effects of co-insurance, in such amounts as the Landlord, acting reasonably, may deem appropriate.

         (e) If notwithstanding the recovery of insurance proceeds by the Tenant for loss, damage or destruction to its property, the Landlord is liable to the Tenant with respect thereto or is obligated under this lease to repair or restore such damage to Tenant's property, the amount of the net proceeds paid to the Tenant shall either be offset against the Landlord's liability to the Tenant, or shall be made available to the Landlord to pay for the cost of such repair or restoration.


                                ARTICLE SEVENTEEN
              CHANGE IN USE OF PREMISES, SUBLETTING AND ASSIGNMENT

         (a) The use to be made of the Premises by the Tenant and the identity of the Tenant being among the inducements to the making of this lease by the Landlord, the Tenant shall not (except as otherwise permitted herein), without first having obtained the Landlord's prior written consent thereto, and otherwise in accordance with the terms of this lease, (i) sublet or underlet, or permit the subletting or underletting of the Premises or any part thereof; (ii) assign or transfer, by operation of law or transfer of stock or otherwise, this lease or any interest therein; (iii) use or permit the Premises or any part thereof to be used for any purposes other than those specified in the lease;
(iv) permit the Premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees; or (v) mortgage or encumber this lease or any interest therein.

         (b) If the Tenant shall desire to assign this lease or to sublet the Premises, in whole or in part, the Tenant shall send to the Landlord a written notice (the "Tenant's Notice") stating (i) the action which the Tenant proposes;
(ii) the portion of the Premises with respect to which the Tenant proposes to take such action (the "Affected Premises"); (iii) the principal terms and conditions of the desired assignment or subletting, including without limitation, the rent payable, the proposed commencement and expiration dates of the terms of the desired subletting, or the effective date of the desired assignment; and (iv) such other information as the Landlord shall reasonably request. The Tenant's Notice shall also contain a statement directing the Landlord's attention to the provisions of Article SEVENTEEN (c) of the lease.

         (c) Within sixty (60) days after receipt of Tenant's Notice which contains all the information required in paragraph (b) above, the Landlord shall notify the Tenant (the "Landlord's Notice") whether it elects to (i) terminate the lease in its entirety, if the desired transaction is an assignment of lease or a subletting of all or substantially all of the Premises or (ii) terminate the lease as to the Affected Premises only if the desired transaction is a subletting of less than substantially all of the Premises. For purposes of this Article SEVENTEEN, a Tenant shall be deemed to be subletting "substantially all of the Premises" if the Affected Premises constitutes seventy five (75%) percent or more of the rentable square footage of the Premises. Landlord's recapture rights specified above shall not apply (y) to any subletting of five years or less (unless such term exceeds 75% of the remaining term of this lease), or (z) to any subletting where the subtenant's space is not separately demised (this does not include sublettings of all or substantially all of Tenant's space on a given floor), provided in either case that Tenant is subletting not more than one third of the total rentable area of the Premises.

         (d) If the Landlord exercises the option set forth in paragraph (c) (i) above to terminate this lease in its entirety, then (i) the term of this lease shall end and expire with respect to the entire Premises on the ninetieth (90th) day following the date of Landlord's Notice and (ii) the Tenant shall surrender the entire Premises to the Landlord on such date, in the same manner and condition as is required by this lease, as if such date were the Expiration Date set forth in this lease, and (iii) fixed rent and additional rent shall be apportioned as of such expiration date. Instead of terminating the lease, the Landlord may, at its option, elect to have the Tenant assign all of its right, title and interest in and to this lease to the Landlord, such assignment to be effective as of the date such lease termination would be effective and otherwise on the terms and conditions set forth in this paragraph (d). Upon such assignment, the Tenant shall be relieved of all liability accruing under this lease after the effective date of such assignment, and the Landlord may thereafter further assign this lease or sublet all or part of the Premises to any party and the Tenant shall have no right to any proceeds derived from such assignment or subletting. In no event shall the provisions of this paragraph (d) relieve the Tenant of any obligations which accrued prior to the termination of this lease or the assignment to the Landlord, as the case may be.

         (e) If the Landlord exercises the option set forth in paragraph (c)(ii) above to terminate the lease with respect to the Affected Premises, then (i) the term of this lease shall end and expire with respect to the Affected Premises on the ninetieth (90th) day following the date of the Landlord's Notice and (ii) the Tenant shall surrender the Affected Premises to the Landlord on such date, in the same manner and condition as is required by this lease, as if such date were the Expiration Date set forth in this lease and (iii) fixed rent and additional rent with respect to the Affected Premises shall be apportioned as of such Expiration Date and the Tenant's prospective rent obligations which are based on square footage (including, without limitation, fixed rent and additional rent payable pursuant to Article THIRTY of this lease) shall be reduced accordingly, and (iv) at the Landlord's election, either the Landlord, at the Tenant's expense, or the Tenant, at its own expense, shall erect the partitioning required to separate the Affected Premises from the remainder of the Premises, create any doors required to provide an independent means of access to the Affected Premises from elevators and lavatories and segregate the wiring and meters and electric current facilities, so that the Affected Premises may be used as a unit for commercial purposes, separate from the remainder of the Premises. If the remaining Premises contain the core lavatories, the occupant of the Affected Premises shall have the right to use such lavatories in common with the Tenant. If the Tenant performs such work, it shall commence such work promptly upon receipt of Landlord's Notice and shall proceed to complete such work in a diligent and workmanlike manner. Instead of terminating the lease with respect to the Affected Premises, the Landlord may, at its option, elect to have the Tenant assign all of its right, title and interest with respect to the Affected Premises to the Landlord, such assignment to be effective as of the date such lease termination would be effective and otherwise on the terms and conditions set forth in this paragraph (e). Upon the assignment of the lease to the Landlord with respect to the Affected Premises, the Landlord may further assign the lease or sublet all or part of the Affected Premises to any party and the Tenant shall have no right to any proceeds derived from such assignment or subletting. In no event shall the provisions of this paragraph (e) relieve the Tenant of any obligations with respect to the Affected Premises which accrued with respect to the Affected Premises prior to the termination of the lease or the assignment to the Landlord, as the case may be.

         (f) In the event the Landlord does not elect either of the alternatives set forth in paragraph (c) (i) or (ii) above, or in the event the Landlord fails to timely deliver the Landlord's Notice, the Landlord agrees not to unreasonably withhold or delay its consent to any proposed assignment or subletting, provided, however, that the Landlord shall have the right to condition its consent to any proposed assignment or sublease on the following:

         (1) No Event of Default shall have theretofore occurred and be continuing under this lease beyond any applicable notice or cure period.

         (2) The Tenant shall have delivered to the Landlord the Tenant's Notice as required by paragraph (b) above.

         (3) With respect to a sublease, the Tenant shall collaterally assign to the Landlord, and grant the Landlord a security interest in, the sublease and the rents payable thereunder and shall take all necessary steps required to perfect such assignment and security interest.

         (4) The sublease shall include provisions to the effect that (i) if the Landlord shall notify the sublessee that the Tenant is in default in the payment of rent or in the performance of its other obligations under this lease, the subtenant shall, if so requested by the Landlord, pay all rent and other amounts due under the sublease directly to the Landlord, (ii) notwithstanding any such payment by the subtenant directly to the Landlord, the term of the sublease shall terminate simultaneously with the termination of the term of this lease and the subtenant shall surrender the subleased premises upon such termination,
         (iii) the sublease shall be subject and subordinate to this lease and to all matters to which this lease is or shall be subordinate, and (iv) any act or omission by the subtenant which, if performed by the Tenant would constitute an Event of Default under the lease, shall also constitute an Event of Default under the sublease provided notice thereof shall have been provided to the Tenant named herein.

         (5) The proposed subtenant or assignee shall have a financial standing, be of a character, be engaged in a business, and propose to use the Premises in a manner, which in the Landlord's reasonable judgment, is in keeping with the Landlord's standards in such respect of the other office tenancies in the building. The parties acknowledge that the Landlord, as a religious institution, may have special considerations in determining if the business or proposed use of a proposed subtenant or assignee is objectionable, and the parties agree that the Landlord's judgment in such matters shall be conclusive.

         (6) The proposed assignee or subtenant shall not then be a tenant, subtenant or assignee of any space in the building or any other building then owned, directly or indirectly, by the Landlord, provided that Landlord then has comparable space available in any of its buildings, nor shall the proposed subtenant or assignee be a person or entity with whom the Landlord is then negotiating to lease space in the building or any other building then owned, directly or indirectly, by the Landlord.

         (7) The Premises shall not, without the Landlord's prior consent, have been publicly advertised (but may be listed with brokers) for subletting at a rental rate less than the prevailing asking rental rate then set by the Landlord for comparable space in the building, and if no comparable space is then available, at the prevailing rental rate set by the Landlord.

         (8) The character of the business to be conducted or the proposed use of the Premises by the proposed assignee or subtenant shall not (i) be likely to increase the Landlord's operating expenses beyond that which would be incurred for use by the Tenant or for use in accordance with the standards of use of other tenancies in the building, (ii) materially increase the burden on elevators over the burden prior to such proposed assignment or subletting, (iii) unreasonably interfere with the use and enjoyment by other tenants in the building of their premises, or (iv) violate or be likely to violate any provisions or restrictions contained herein relating to the use or occupancy of the Premises.

         (9) Any proposed sublease shall provide that in the event of the termination of this lease, or the re-entry or dispossession of the Tenant by the Landlord under this lease, such subtenant shall, at the Landlord's option, attorn to the Landlord as its sublessor pursuant to the then applicable terms of such sublease for the remaining term thereof, except that the Landlord shall not be (i) liable for any previous act or omission of Tenant as sublessor under such sublease,
         (ii) subject to any offset which theretofore accrued to such subtenant against the Tenant, (iii) bound by any modification of such sublease not consented to in writing by the Landlord or by any prepayment of rent more than one month in advance, (iv) bound to return such subtenant's security deposit until it has come into its actual possession and the subtenant would be entitled to its return pursuant to the terms of the sublease, and (v) bound by any obligation to make any payment to any subtenant or perform any work in the Premises.

         (10) The proposed assignee or subtenant is not entitled, directly or indirectly, to diplomatic or sovereign immunity, and/or is subject to the service or process in, and the jurisdiction of the courts of New York.

         (11) At any time during the term of the lease, there shall be no more than three (3) occupants in the Premises on any floor where Tenant has leased half or more than half of the rentable area of such floor, or two (2) occupants in the Premises on any floor where Tenant has leased less than half the rentable area of such floor, in both such cases, "occupants" includes Tenant if Tenant is actually occupying any portion of such floor.

         (12) The subletting shall end no later than one (1) day before the Expiration Date and shall be for a term of no less than two (2) years, unless it commences less than two (2) years before the Expiration Date of the term.

         (13) Intentionally omitted.

         (14) The assignee shall assume, in writing, all obligations of the Tenant under this lease from and after the date of such assignment.

         (15) A fully executed counterpart of the assignment or sublease shall be delivered to the Landlord within five (5) days after execution thereof.

         (g) In the event the Landlord waives its rights set forth in paragraph
(c) (i) and (ii) above, or consents to any assignment or subletting pursuant to this Article SEVENTEEN, and the Tenant fails to execute and deliver an assignment or sublease document, as approved by the Landlord, within six (6) months after the date of Landlord's Notice, then the Tenant shall again comply with all of the requirements of this Article SEVENTEEN before assigning its interest in this lease, or subletting all or part of the Premises, respectively.

         (h) The Tenant shall pay all of the reasonable Landlord's costs (including, without limitation, attorneys' fees and expenses) related to the Landlord's review of a proposed sublease or assignment and the preparation, review and approval of any assignment of rents, financing statement and other documents related to such sublease or assignment, irrespective of whether consent is granted or the transaction is ultimately consummated. The Tenant shall also pay the cost of recording or filing any assignment of rents and financing statements.

         (i) Provided no Event of Default shall have theretofore occurred and be continuing under this lease beyond any applicable notice or cure period, the Tenant named herein is authorized to (1) assign the lease to any entity succeeding to the business and assets of the Tenant, whether by way of merger or consolidation or by way of acquisition of all or substantially all of the assets of the Tenant, provided that the acquiring entity shall have assumed in writing the Tenant's obligations under this lease; or (2) to sublease all or a portion of the Premises or assign the lease to an entity which shall (x) control, (y) be under the control of, or (z) be under common control with the Tenant (an entity described in (x), (y) or (z) being a "Related Entity"). "Control" shall mean direct or indirect ownership of more than fifty percent (50%) of each class of stock which is authorized to vote of a corporation or other majority equity and control interest if not a corporation, or the possession, directly or indirectly, of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through the ownership of voting securities, by statute or according to the provisions of a contract. Upon making a sublease or assignment to any Related Entity, the Tenant shall notify the Landlord and certify to the Landlord the manner in which such Related Entity is related to the Tenant and the purposes for which the Premises will be used. Any subletting or assignment described in this paragraph (i) shall be on notice to Landlord but shall not require the prior written consent of the Landlord and may only be made on the condition that (a) the subtenant or assignee shall continue to use the Premises for executive and general offices (except for the Basement Space, which shall only be used for the specific purpose set forth herein), and (ii) the principal purpose of such sublease or assignment is not the acquisition of the Tenant's interest in this lease, or to circumvent the provisions of paragraph (a) of this Article SEVENTEEN. In the event of an assignment pursuant to the provisions of clause (1) of this paragraph (i), the successor entity, after giving effect to such merger, consolidation or acquisition, shall have a tangible net worth, exclusive of good will, computed in accordance with generally accepted accounting principles ("Net Worth") at least equal to the Net Worth of the Tenant as of the date of this lease. The provisions of paragraph (c) of this Article and the provisions of paragraph (k) of this Article shall not apply to a subleasing or assignment made pursuant to the provisions of this paragraph (i).

         (j) For purposes of this Article SEVENTEEN, an "assignment" shall be deemed to include, whether occurring at one time or over a period of time through a series of transfers, a sale or transfer of fifty (50%) percent or more of beneficial interest in the Tenant (whether stock, partnership or otherwise), or of any guarantor of the Tenant's obligations under this lease, or the issuance of additional stock where the issuance of such additional stock will result in a change of "control" (as defined in paragraph (i)) in the Tenant or guarantor, if applicable. The transfer of shares or issuance of additional stock of the Tenant or any guarantor for purposes of this Article SEVENTEEN shall not include the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities and Exchange Act of 1934, as amended, which sale is effected through the "over-the-counter market" or through any nationally recognized exchange.

         (k) In the event the Landlord, in its sole discretion, authorizes the Tenant to assign the lease or to sublet all or a portion of the Premises (other than an assignment or subleasing authorized by paragraph (i) above), the Tenant named herein shall pay to the Landlord, monthly, as additional rent, 50% of all Tenant's Profit. "Tenant's Profit" shall mean all consideration received by the Tenant (other than rental or consideration received by the Tenant under a sublease or assignment entered into pursuant to paragraph (i) of this Article), less (i) the rent, payable by the Tenant under this lease for the period in question (exclusive of any amount payable by the Tenant under this subparagraph
(k)), such rent to be pro-rated if less than all of the Premises are sublet,
(ii) any brokerage commissions (not exceeding 110% of those set forth in Landlord's brokerage commission schedule as published from time to time) and reasonable legal fees paid by the Tenant in connection with such subletting or assignment, (iii) any sums payable by the Tenant to the Landlord pursuant to the provisions of paragraph (h) of this Article, (iv) any payments made by the Tenant in connection with the assignment of its interest in this lease pursuant to Article 31-B of the Tax Law of the State of New York or any real property transfer tax of the United States or the City or State of New York (other than income taxes), (v) free rent granted to the assignee or subtenant, and (vi) the cost of work or alterations or payment therefor to separate the subleased space from the balance of the Premises or to prepare the Affected Premises for the assignee's or subtenant's occupancy. In the case of a sublease, the expenses set forth in (ii) and (iii) shall be amortized on a straight-line basis over the term of the sublease. In the case of an assignment, if the consideration to be paid to the Tenant shall be paid in installments, the expenses set forth in (ii) through (iv) shall be amortized over the period during which the installments are to be paid.

         (l) No consent given by the Landlord shall be deemed to permit any act except the act to which it specifically refers, or to render unnecessary any subsequent consent, and any assignment or subletting of the Premises shall not relieve the Tenant or any mesne assignee from any obligations, duty or covenant under this lease. No assignment, transfer, mortgage, encumbrance, subletting or arrangement in respect of the occupancy of the Premises shall create any right in the assignee, transferee, mortgagee, subtenant or occupant, unless the consent of the Landlord shall first have been obtained, in accordance with the provisions of this Article SEVENTEEN (except as provided in paragraph (i) above). Any assignee by accepting an assignment shall nevertheless be conclusively deemed to have assumed this lease and all obligations already accrued or to accrue thereunder and further to have agreed to fully and duly perform all the Tenant's covenants herein contained. If the Tenant shall, at any time, be in default in the payment of rent, the Landlord shall have the right to collect rent from any assignee or subtenant, and credit the same to the account of the Tenant, and no such collection shall constitute a waiver of the foregoing covenant or the acceptance of anyone other than the Tenant, as tenant, or shall otherwise release, impair or otherwise affect any obligation of the Tenant under this lease.

         (m) The Tenant shall remain fully liable for the performance of all of the Tenant's obligations hereunder notwithstanding anything provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to the Landlord for all acts and omissions of any subtenant or assignee or anyone claiming under or through any such person which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by the Tenant. Provided that the Tenant named herein shall have provided Landlord with an address for notices, if such address is different from the Premises, Landlord shall send copies of any default notices given to an assignee or subtenant to the Tenant named herein, and the Tenant named herein shall have the same cure period with respect to such default as provided herein with respect to Tenant's own defaults. Landlord may not terminate this lease for a default of an assignee or subtenant until the Tenant named herein is given copies of such default notices and the cure period to cure such default shall have expired. Upon any termination of this lease, it is expressly agreed that the Tenant shall deliver to the Landlord all subleases, security deposits (including interest), contracts, documents, rent rolls and other records used in the operation of the Premises and, unless the sublease shall have previously terminated and the security deposit returned to subtenant or applied as provided by the sublease, all security deposits held by the Tenant.

         (n) With respect to any present or future subleases, the Tenant shall not accept prepayment of rent prior to its due date in excess of one month (but the provisions of the foregoing shall not prohibit the Tenant from collecting from any subtenant a security deposit provided such security deposit is delineated in the sublease as being not advance rent, but security, returnable to the subtenant after the termination of the term of the sublease). The Tenant agrees to indemnify and save the Landlord harmless from and against any claim or lien against the Landlord or the Premises for the return of any security under any subleases with a subtenant which was not previously delivered to the Landlord and agrees further that all subleases hereafter made with subtenants shall provide that the lease security deposited by the subtenant shall not be a lien or claim against the interest of the Landlord.

         (o) (i) If the Tenant assumes this lease and proposes to assign the same pursuant to the provisions of 11 U.S.C. Section 101 et. seq (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this lease on terms acceptable to the Tenant, then notice of such proposed assignment shall be given to the Landlord by the Tenant no later than twenty (20) days after receipt by the Tenant of such bona fide offer, but in any event no later than ten (10) days prior to the date that the Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) adequate assurance of future performance by such person under this lease, including, without limitation, the assurance referred to in Section 365 (b)(3) of the Bankruptcy Code. The Landlord shall have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commission which would be payable in connection with such assignment.

         (ii) The term "adequate assurance of future performance" as used in this lease shall mean that any proposed assignee shall, among other things: (a) deposit with the Landlord on the assumption of this lease an amount equal to the then-fixed rent and additional rent as security for the faithful performance and observance by such assignee of the terms and obligations of this lease, which sum shall be held in accordance with the provisions of Article TWENTY-NINE hereof; (b) furnish the Landlord with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a Net Worth of at least two (2) times the Net Worth of the Tenant named herein as of the date of this lease for each of such three (3) years; (c) grant to the Landlord a security interest in such property of the proposed assignee as the Landlord shall deem necessary to secure such assignee's future performance under this lease; and (d) provide such other information or take such action as the Landlord, in its reasonable judgment, shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under this lease.

         (p) Notwithstanding anything to the contrary contained herein, no assignment or subletting by the Tenant, nor any other transfer or vesting of the Tenant's interest hereunder (whether by merger, operation of law or otherwise), shall be permitted if the proposed assignment or sublease (i) provides for a rental or other payment for the leasing, use, occupancy or utilization of all or any part of the Premises based, in whole or in part, on the income or profits derived by any person from the property so leased, used, occupied or utilized other than an amount based on a fixed percentage or percentages of gross receipts or sales or (ii) does not provide that such assignee or subtenant shall not enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of all or any portion of the Premises which provides for a rental or other payment for such use, occupancy or utilization based, in whole or in part, on the income or profits derived by any person from the property so leased, used, occupied or utilized other than an amount based on a fixed percentage or percentages of gross receipts or sales.

                                ARTICLE EIGHTEEN
                    WAIVER AND SURRENDER; REMEDIES CUMULATIVE

         No consent or waiver of any provision hereof or acceptance of any surrender shall be implied from any act or forbearance by the Landlord. No agreement purporting to accept a surrender of this lease, or to modify, alter, amend or waive any term or provision thereof, shall have any effect or validity whatever, unless the same shall be in writing, and executed by the Landlord and by the Tenant (or, in the case of a waiver, by the party waiving such term or provision), and be duly delivered, nor shall the delivery of any keys to anyone have any legal effect, any rule or provision of law to the contrary notwithstanding. Any consent, waiver or acceptance of surrender, in writing, and properly executed and delivered as aforesaid, shall be limited to the special instance for which it is given, and no superintendent or employee, other than an officer of the Landlord or of its managing agent, and no renting representative shall have any authority to accept a surrender of the Premises, or to make any agreement or modification of this lease, or any of the terms and provisions hereof. No provision of any lease made by the Landlord to any other tenant of the building shall be taken into consideration in any manner whatever in determining the rights of the Tenant herein. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement on any check, nor any letter accompanying any such payment of rent be deemed an accord and satisfaction (unless an agreement to accept a lesser amount be signed by the Landlord), but the Landlord may accept such payment without prejudice to the Landlord's full right to recover the balance of such rent and to institute summary proceedings therefor. If the Tenant is in arrears in the payment of fixed rent or additional rent or any other sum which may become payable under this lease, the Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as the Landlord, in its sole discretion, shall determine, irrespective of any such designation or request by the Tenant as to the items against which any such payments shall be credited. The receipt by the Landlord of any fixed rent, or additional rent or of any other sum of money which may be payable under this lease, or of any portion thereof, shall not be deemed a waiver of the right of the Landlord to enforce the payment of any sum of any kind previously due or which may thereafter become due under this lease, or of the right to forfeit this lease by such remedies as may be appropriate, or to terminate this lease or to exercise any of the rights and remedies reserved to the Landlord hereunder, and the failure of the Landlord to enforce any covenant or condition (although the Tenant shall have repeatedly or continuously broken the same without objection from the Landlord) shall not estop the Landlord at any time from taking any action with respect to such breach which may be authorized by this lease, or by law, or from enforcing said covenant or any other covenant or condition on the occasion of any subsequent breach or default. The various rights, remedies, powers and elections of the Landlord, as provided in this lease or created by law, are cumulative, and none of them shall be deemed to be exclusive of the others, or of such other rights, remedies, powers or elections as are now or may hereafter be conferred upon the Landlord by law or equity.

                                ARTICLE NINETEEN
                       NO REPRESENTATIONS AS TO PREMISES,
                        CERTIFICATE OF OCCUPANCY AND USE

         The Tenant represents to the Landlord that the Tenant has made, or caused to be made, a careful inspection of the Premises and that the Tenant has made an examination of the certificate of occupancy of the building and that the area and present condition of the Premises are in all respects satisfactory to the Tenant, except (if at all) as may herein otherwise be expressly stated in the Work Sheet (Exhibit C) annexed hereto. The Tenant acknowledges that no representations or promises have been made by the Landlord or the Landlord's agents with respect to the Premises or the building or the Certificate of Occupancy thereof, except as in this lease set forth, and no rights, easements or licenses are acquired by the Tenant except as expressly set forth herein. The statements contained in this lease regarding the use of the Premises by the Tenant shall not be deemed a representation or warranty by the Landlord that such use is lawful or permitted by the Certificate of Occupancy of the building.

                                 ARTICLE TWENTY
                       LIMITATION OF LANDLORD'S LIABILITY

         (a) The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction, rescission, or otherwise, and the Landlord shall be exempt from all liability, except for injuries to the Tenant's person or property which are due to the negligence of the Landlord, its agents, servants or employees in the management of the Premises or the real property of which the Premises are a part, for or on account of any annoyance, inconvenience, interference with business, or other damage, caused by: (i) any interruption, malfunction or curtailment of the operation of the elevator service, heating plant, sprinkler system, gas, water, sewer or steam supply, plumbing, machinery, electric equipment or other appurtenances, facilities, equipment and conveniences in the building, whether such interruption, malfunction or curtailment be due to breakdowns, or repairs, or strikes or inability to obtain electricity, fuel or water due to any such cause or any other cause beyond the Landlord's control; (ii) any work of repair, alteration, renovation or replacement done by or on behalf of the Landlord or any other tenant; (iii) any water, rain, snow, steam, gas, electricity or other element, which may enter, flow from or into the Premises or any part of the building, or any noise or vibration audible in, or transmitted to the Premises; (iv) any vermin; (v) any falling paint, plaster or cement; (vi) any interference with light or with other easements or incorporeal hereditaments; (vii) any latent defect or deterioration in the building or the appurtenances thereof, whether or not the Landlord shall have been notified of any condition allegedly causing same; (viii) any zoning ordinance or other acts of governmental or public authority now or hereafter in force; and (ix) any act or omission of any other occupant of the building or other person temporarily therein. The Tenant will not hold the Landlord liable for any loss or theft of, or damage to, any property in the Premises done or caused by any employee, servant, or agent of the Landlord who is invited into the Premises by the Tenant for purposes outside the normal scope of such employee's, servant's or agent's duties, nor for the loss, damage or theft of any property stored or left in the basement or in any other part of the building, which is not enclosed within the Premises or of any property, left with any employee of the Landlord, notwithstanding such theft, loss or damage may occur through carelessness or negligence of the Landlord's employees; and the Tenant agrees that any employee in entering the Premises at the invitation of the Tenant for purposes outside the normal scope of such employee's, servant's or agent's duties or accepting custody of property shall be then deemed agent of the Tenant or other person at whose instance he may be acting, and not agent of the Landlord. Employees are not permitted to receive or accept packages or property for account of Tenants. The use of storerooms or storage space for personal property (if provided) shall be at the Tenant's risk and the Tenant will not hold the Landlord liable for any loss of or damage to person or property therein or thereby. Nothing in this lease contained shall impose any obligation upon the Landlord with respect to any real property other than the building, whether said other real property be owned by the Landlord or otherwise, or shall in any way limit the Landlord's right to build upon or otherwise use said other real property in such manner as the Landlord may see fit. The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction or rescission, and the Landlord shall have no liability by reason of the Landlord's failure to enforce the provisions of the lease to any other tenant against such other tenant.

         (b) Any right and authority reserved by and granted to the Landlord under this lease, to enter upon and make repairs in the Premises shall not be taken as obligating the Landlord to inspect and to repair the Premises and the Landlord hereby assumes no responsibility or liability for the care, inspection, maintenance, supervision, alteration or repair of the Premises except as herein specifically provided. The Tenant assumes possession and control of the Premises and exclusively the whole duty of care and repair thereof, except as herein specifically provided, and the duty of care, if any, owed by the Tenant to the persons on the sidewalks or in the corridors of the building.

         (c) The officers, directors, employees, partners, shareholders, and principals, direct or indirect, comprising the Landlord (collectively, the "Parties") shall not be liable for the performance of the Landlord's obligations under this lease. The Tenant shall look solely to the Landlord to enforce the Landlord's obligations under this lease and shall not seek any damages against any of the Parties. The liability of the Landlord for the Landlord's obligations under this lease shall be limited to Landlord's Equity in the building. "Landlord's Equity" as used herein means the lesser of (i) the interest of the Landlord in and to the building and (ii) the interest the Landlord would have in the building if it were encumbered by an indebtedness held by a person not a party to this lease in an amount equal to 75% of the then-current fair market value of the building (as such value of such interest is determined in good faith by the Landlord). The Tenant shall not look to any other property or assets of the Landlord, other than Landlord's Equity, or the property or assets of any of the Parties in seeking either to enforce the Landlord's obligations under this lease or to satisfy a judgment for the Landlord's failure to perform such obligations.

         (d) The term "Landlord" as used in this lease, means only the owner for the time being of the Premises. If the Landlord shall hereafter sell, exchange or lease the entire building or the land and building wherein the Premises are located, or, being the lessee thereof, shall assign its lease, the grantee, lessee, or assignee thereof, as the case may be, shall, without further agreement by any party, be conclusively deemed to be the Landlord of this lease and to have assumed and undertaken to carry out all of the obligations hereof on the part of the Landlord to be performed, and the Tenant does hereby release the above-named Landlord from any claim or liability arising or accruing hereunder subsequent to such transfer of ownership or possession, for breach of the covenant of quiet enjoyment, or otherwise.

         (e) If the lease provides that the Landlord's consent is not to be unreasonably withheld or delayed, and it is the final order of any court having jurisdiction thereof that the Landlord has been unreasonable, the only effect shall be that the Landlord shall be deemed to have given such consent; but in no event shall the Landlord be liable to the Tenant for any monetary damages by reason of the withholding or delaying of its consent.

                               ARTICLE TWENTY-ONE
                               INDEMNITY BY TENANT

         The Tenant hereby indemnifies and agrees forever to save harmless the Landlord against any and all liabilities, penalties, claims, damages, expenses (including, without limitation, attorneys' fees whether in a proceeding between the Landlord and the Tenant or between the Landlord and any third party) or judgments, arising from injury to person or property of any kind, occasioned wholly or in part by the Tenant's failure to perform or abide by any of the covenants of this lease or occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, customers, agents, assigns, invitees or licensees or under-tenants of the Tenant, or based on any matter or thing growing out of the Tenant's use or occupation of the Premises or any part of the building. The Tenant shall not do or permit any act or thing to be done upon the Premises which may subject the Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violations of any requirements of law with which the Tenant is obligated to comply under this lease, and the Tenant shall exercise such control over the Premises as to protect the Landlord against any such liability. In case any claim, action or proceeding is made or brought against the Landlord by reason of any such claim, the Tenant, upon written notice from the Landlord, shall, at the Tenant's sole cost and expense, resist or defend such action or proceeding by counsel approved by the Landlord in writing. The Landlord agrees that counsel for the Tenant's insurance carrier shall be deemed satisfactory. If the damages sought by the party asserting such claim exceed the limits of the Tenant's insurance coverage, the Landlord shall be entitled to have its own counsel participate with the Tenant's counsel in resisting or defending such action and the Tenant shall reimburse the Landlord for any reasonable cost it incurs in connection therewith. The provisions of this Article TWENTY-ONE shall survive the expiration or sooner termination of this Lease.

                               ARTICLE TWENTY-TWO
                                     NOTICES

         Any notice which is to be given by either party to the other pursuant to this lease shall be in writing and shall be given as follows: (a) if such notice is to be given by the Landlord to the Tenant, such notice may be given personally by delivering the same to the Tenant, or if the Tenant be a corporation or partnership, to any officer, partner or other employee of the Tenant, at the Premises or at any other place, or by registered or certified mail, postage prepaid, return receipt requested, or by nationally recognized overnight service providing evidence of delivery, addressed to the Tenant at its address given in this lease or at the Premises, or such other address as the Tenant shall hereafter designate in writing, provided, however, that notices of default may not be given solely by personal delivery, but shall be given by mail or overnight service as set forth above, with a copy of such default notice sent to Marshall J. Cohen, Esq., Stadtmauer Bailkin LLP, 850 Third Avenue, New York, NY 10022; (b) if such notice is to be given by the Tenant to the Landlord, such notice shall be given by registered or certified mail, postage prepaid, return receipt requested, or by nationally recognized overnight service providing evidence of delivery, addressed to the Landlord at 74 Trinity Place, New York, New York, 10006, Attention: Director of Commercial Real Estate Leasing, or at such other address as the Landlord shall hereafter designate in writing. Notices given by overnight service shall be specified for next business day delivery. Any notice shall be deemed to have been given on the date when same shall have been delivered, in the case of personal delivery, or two days after the same shall have been properly mailed in the case of certified or registered mail, or on the first following business day if sent by overnight mail service. The attorneys for either party shall have the right, but not the obligation, to send notices on behalf of their respective clients. Notwithstanding the foregoing, all bills may be sent directly to the Tenant by regular mail.

                              ARTICLE TWENTY-THREE
                                   INSOLVENCY

         (a)  Each of the following shall be a "Bankruptcy Event" hereunder:

         (1) if the Tenant shall generally not, or shall be unable to, or shall admit its inability to, pay its debts as they become due; or

         (2) if the Tenant shall make a general assignment for the benefit of creditors; or

         (3) if the Tenant shall commence or institute any case, proceeding or other action (i) seeking relief on its behalf as debtor, or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or

         (4) if any case, proceeding or other action shall be commenced against or instituted against the Tenant (i) seeking an order for relief entered against the debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, which in either case (x) results in the entry of any order for relief, adjudication of bankruptcy or insolvency, or such an appointment or the issuance or entry of any other order having a similar effect or (y) remains undismissed for a period of sixty (60) days; or

         (5) if any case, proceeding or other action shall be commenced or instituted against the Tenant seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the Tenant's property which results in the entry of an order for such relief which is not vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

         (6) if the Tenant shall take shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in any of clauses (2) through (5) above; or

         (7) if a trustee, receiver or other custodian is appointed for any substantial part of the assets of the Tenant and such appointment is not vacated or stayed within seven days.

         (b) If at any time (i) the Tenant shall be comprised of two or more people; or (ii) the Tenant's obligations under this lease have been guaranteed by any party other than the Tenant, or (iii) the Tenant's interest in this lease has been assigned, the word "Tenant" as used in this Article TWENTY-THREE shall be deemed to mean any one or more of the persons primarily or secondarily liable for the Tenant's obligations under this lease. Any moneys received by the Landlord from or on behalf of the Tenant during the pendency of any Bankruptcy Event shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by the Landlord shall not be deemed an acceptance of rent or a waiver by the Landlord of any rights under Articles TWENTY-THREE or TWENTY-FIVE.

         (c) If a Bankruptcy Event occurs at any time after the execution and delivery of this lease, whether such event occurs prior or subsequent to the Commencement Date or the Tenant's entry into possession, such an event shall be deemed an Event of Default and the Landlord shall have the right to terminate this lease in the manner hereinafter provided. In the event of such termination, the Tenant or any person claiming under, by or through the Tenant, by virtue of any statute or of an order of any court, shall not be entitled to possession or to remain in possession of the Premises but shall forthwith quit and surrender same. Exclusive of and in addition to any other rights or remedies the Landlord may have through any other portion or provision of this lease or by virtue of any rule of law or statute, said Landlord may keep and retain, as damages, any rent, security, deposit or other moneys or consideration received by the Landlord from the Tenant, or others on behalf of the Tenant. Also, in the event of termination of this lease as aforesaid, the Landlord shall be entitled, as and for liquidated damages, and not as a penalty, from the Tenant for breach of the unexpired term of this lease, to a sum equal to the amount by which the rent for the period of the unexpired portion of the lease term exceeds the then fair and reasonable rental value for the same period, both discounted to present value at six percent (6%). If at any time within a reasonable period following the date of the termination of the lease, as aforesaid, the Premises should be re-rented by the Landlord, the rent realized by any re-letting shall be deemed prima facie to be the rental value. In the event of the occurrence of any Bankruptcy Event occasioned solely through the invocation by the Tenant or by third parties of the laws of the State of New York, judicial or statutory, as distinguished from the invocation of Federal laws relating to bankruptcy, reorganization, or otherwise, the Landlord, in addition to the foregoing, may accelerate the full amount of rent reserved for the remainder of the lease, discounted to present value at 6%, and the same shall forthwith become due and payable to the Landlord. Nothing herein provided shall be deemed to prevent or restrict the Landlord from proving and receiving as damages herein the maximum permitted by any rule of law or statute prevailing when such damages are to be proved, whether they be greater or less than those referred to above.

                               ARTICLE TWENTY-FOUR
                            REMEDIES OF THE LANDLORD
                     ON DEFAULT IN PERFORMANCE BY THE TENANT

         (a) If the Tenant shall default in the full and due performance of any covenant of this lease, the Landlord shall have the right, upon ten (10) days' notice to the Tenant (except in an emergency or unless a shorter period of notice or provision for the performance of such work without notice is elsewhere established), to perform the same for the account of the Tenant, and in such event all workman employed by the Landlord shall be deemed the agents of the Tenant, and any reasonable payment made, and expense incurred, by the Landlord in this connection, shall become due and payable by the Tenant to the Landlord within fifteen (15) days after receipt of invoices for same. If the Landlord is compelled to incur any expenses or incur any obligation for the payment of money, including, without limitation, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding instituted by the Tenant or any third party by reason of any Event of Default hereunder, the sum or sums so paid by the Landlord with all interest, costs and damages, shall be deemed immediately due to the Landlord upon demand as additional rent. Any and all sums payable by the Tenant to the Landlord shall bear interest at the lesser of (x) one and one-half per cent (1_%) per month or (y) the maximum rate permitted by applicable law from the due date to the date of actual payment, and any and all such sums (except the fixed rent hereinabove expressly reserved) shall be deemed to be additional rent for the period prior to such due date, and the Landlord shall have the same remedies for default in the payment of such additional rent as for default in the payment of the rent expressly reserved. If the Tenant's term shall have expired at the time of the making of such expenditures or incurring such obligations, such sums shall be recoverable by the Landlord as damages.

         (b) In the event that under the provisions of this lease the Landlord shall have the privilege of performing any covenant in respect of which the Tenant may be in default and of recovering the expenses so involved from the Tenant as additional rent or otherwise, such remedy shall not be the exclusive remedy of the Landlord but the Landlord may, at its option, treat such default as a breach of substantial obligation of this lease and shall have all the other remedies in respect thereof provided in this or any other Article of this lease.

                               ARTICLE TWENTY-FIVE
                                     DEFAULT

         (a) Each of the following events shall be an "Event of Default" hereunder:

         (1) if the Tenant shall default in the payment when due of any installment of fixed rent or any item of additional rent when same shall be due and such default shall continue for a period of five business days after notice to Tenant; provided, however, that if Landlord shall give such notice two or more times in any twelve-month period, Tenant shall not thereafter be entitled to any such notice; or

         (2) if the Tenant shall default in the observance or performance of any term, covenant or condition of any other lease with the Landlord or the Landlord's predecessor in interest beyond the expiration of any grace period set forth in such other lease; or

         (3) if the Premises shall be abandoned or deserted; or

         (4) if a Bankruptcy Event shall occur; or

         (5) if the conduct of the Tenant or any of its employees, agents or visitors or any occupant of the Premises shall reasonably be deemed objectionable by the Landlord or the Landlord's managing agent; or

         (6) if the Tenant's interest or any portion thereof in this lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted by Article SEVENTEEN hereof; or

         (7) if the lease is assigned, or all or part of the Premises are sublet, to a Related Entity and such Related Entity shall no longer (x) control, (y) be under the control of, or (z) be under common control with the Tenant (except for a permitted successor by merger, consolidation or purchase as may be permitted by Article SEVENTEEN) and such Related Entity has not vacated or been approved by Landlord within six months following the date on which it ceases to be a Related Entity; or

         (8) if the Tenant's obligations under this lease have been guaranteed by any party and if the guarantor shall default in the observance or performance of any of the terms of the guaranty or if the guarantor shall repudiate the guaranty, or if the guaranty shall terminate or be terminated for any reason without the prior written consent of the Landlord or in accordance with the terms thereof; or

         (9) if the Tenant shall default in the observance or performance of any other term, covenant or condition of this lease and the Tenant shall fail to remedy such default within thirty (30) days after notice from the Landlord to the Tenant of such default, except that if the default is of such a nature that it cannot with due diligence by remedied within such thirty-day period, the Tenant shall not be in default if the Tenant shall commence within said thirty-day period and thereafter diligently proceed to complete all steps necessary to remedy such default, and further, so long as the extension of such cure period shall not (i) subject the Landlord or any superior lessor or mortgagee to prosecution for a crime or any other fine or charge, (ii) subject the Premises, the building or the land upon which the building is located to being condemned or vacated, (iii) subject the land or the building to any lien or encumbrance, or (iv) result in the termination of any superior lease or mortgage.

         (b) If an Event of Default shall occur, the Landlord may, at any time thereafter and at its option, give the Tenant ten (10) days written notice of its intention to terminate this lease, and in such event, on the tenth day following the giving of such notice, this lease and the term and all rights of the Tenant under this lease shall expire and terminate as if that were the Expiration Date and the Tenant shall immediately quit and surrender the Premises, but the Tenant shall nonetheless be liable for all of its obligations hereunder, as provided for in Article TWENTY-SIX.

         (c) Notwithstanding the foregoing, if such termination is stayed by order of any court having jurisdiction over any proceeding which constitutes a Bankruptcy Event, or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, the Tenant or the Tenant as debtor-in-possession shall fail to assume the Tenant's obligations under this lease within the period provided therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if the trustee, the Tenant or the Tenant as debtor-in-possession shall fail to provide adequate assurance of the complete and continuous future performance of the Tenant's obligations under this lease as provided in Article SEVENTEEN (o), the Landlord, to the extent permitted by law or by leave of the court having jurisdiction over the proceeding constituting the Bankruptcy Event, shall have the right, as its election, to terminate this lease on five (5) days' notice to the Tenant, the Tenant as debtor-in-possession or said trustee and upon the expiration of said five (5) day period this lease shall cease and expire as aforesaid the Tenant, the Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Premises as aforesaid.

         (d) If an Event of Default described in clause (a)(1) shall occur, or if this lease shall be terminated in accordance with the provisions of clauses
(b) and (c) above, the Landlord, without notice, may reenter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor and may dispossess the Tenant by summary proceedings or otherwise.

         (e) If an Event of Default shall occur prior to the date fixed as the commencement of any renewal or extension of this lease, and shall remain uncured as of such date, the Landlord may cancel and terminate such right of renewal or extension by written notice to the Tenant.

                               ARTICLE TWENTY-SIX
                              REMEDIES AND DAMAGES

         (a) If an Event of Default shall occur and if this lease shall be terminated as provided in Article TWENTY-FIVE:

         (i) The Landlord and its agents may immediately, or at any time thereafter, re-enter the Premises and remove all persons and property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Premises, together with all additions, alterations, installations and improvements, and no entry by the Landlord shall be deemed an acceptance of surrender.

         (ii) The Landlord may, at its option, re-let the Premises in whole or in part, for such term or terms and for such rentals and upon such other conditions, which may include concessions and free rent periods as the Landlord, in its sole discretion, determine, even though the same may extend beyond the Expiration Date. The Landlord shall have no liability to the Tenant to re-let the Premises and the failure or refusal of the Landlord to re-let the Premises or any part thereof, or if the Premises are re-let, the failure of the Landlord to collect the rent under such re-letting, shall not relieve the Tenant of any liability under this lease. The Landlord may, at its option, make such repairs, replacements, alterations, additions, improvements and other physical changes in and to the Premises as the Landlord, in its sole discretion, considers advisable or necessary in connection with any such re-letting. Any such re-letting shall, as the Landlord's option, be either for the Landlord's own account, or as the agent for the Tenant.

         (b) The Tenant, on its behalf and on behalf of all persons claiming through or under the Tenant, including all creditors, hereby expressly waives
(i) any and all right to regain possession of the Premises or to reinstate or redeem this lease under any present or future law; (ii) the service of any notice demanding rent or stating an intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law; and (iii) any and all rights of redemption and all other rights to regain possession or to reinstate this lease, after (x) the Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (y) any re-entry by the Landlord, or (z) any expiration or termination of this lease, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this lease. Except as otherwise provided by law, the Tenant and Landlord waive and will waive all right to trial by jury in any summary proceedings and in any other proceeding or action at law hereafter instituted by the Landlord against the Tenant in respect of this lease, and also in any action or proceeding between the parties hereto for any cause; and it is hereby agreed, that in any of such events, the matter in dispute shall be tried before a judge without a jury. In the event the Landlord shall commence any action or summary proceeding for non-payment of rent, or other breach of any of the terms, covenants or conditions of this lease, the Tenant agrees not to interpose any counterclaim of whatever nature or description in any such action or proceeding, other than compulsory counterclaims which would be deemed waived if not asserted by the Tenant. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. In the event of a breach or threatened breach by the Tenant, or anyone claiming by, through or under the Tenant, of any of the covenants or provisions hereof, the Landlord shall have the right to obtain an injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. The remedies set forth herein are cumulative and the mention in this lease of any remedy shall not preclude the Landlord from exercising any other remedy allowed at law or in equity.

         (c) If this lease and the term shall expire as provided in Article TWENTY-FIVE, or by or under any summary proceeding or any other action or proceeding by the Landlord against the Tenant or any person claiming by, through or under the Tenant, or if the Landlord shall re-enter the Premises as provided in paragraph (a) above, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

         (i) The Tenant shall pay to the Landlord all fixed rent and additional rent and other charges payable under this lease by the Tenant to the Landlord to the date upon which this lease and the term shall have expired or has been terminated by the Landlord;

         (ii) The Tenant shall also be liable for and shall pay to the Landlord, as liquidated damages, any deficiency (the "Deficiency") between the fixed rent and additional rent reserved in this lease for the period which would have constituted the unexpired portion of the term (including any renewal term exercised by the Tenant prior to the termination of this lease or re-entry by the Landlord, and in such case the additional rent for the renewal term shall be assumed to be the same as was payable for the year immediately preceding such termination or re-entry) and the net amount, if any, actually received by the Landlord from any re-letting of the Premises pursuant to paragraph
         (a)(ii) above. The Landlord shall be entitled to deduct from the rentals actually collected under any re-letting all of the expenses which Landlord incurred by reason of the Tenant's default and in connection with such re-entry and re-letting, including, but not limited to, all repossession costs, legal expenses, brokerage commissions, attorneys' fees, court costs and disbursements, the cost of repairs, re-decoration and alterations in preparing the Premises for re-letting, and the amount of rent concessions and work allowances and the like granted in connection with such re-letting. The Deficiency shall be paid in monthly installments by the Tenant on the days specified in this lease for payment of installments of fixed rent, and the Tenant shall not be entitled to withhold any such payment until the Expiration Date set forth in this Lease. The Landlord shall be entitled to recover from the Tenant each monthly Deficiency as the same arises, and no suit to collect the amount of the Deficiency for any month shall prejudice the Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding.

         (iii) Whether or not the Landlord shall have collected any monthly Deficiency, the Landlord shall be entitled to recover from the Tenant, and the Tenant shall pay to the Landlord on demand, in lieu of any further Deficiency as and for liquidated and agreed final damages, and not as a penalty, a sum equal to the amount by which the rent for the period of the unexpired portion of the lease term (commencing on the date immediately succeeding the last day with respect to which a Deficiency payment, if any, was collected) exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted to present value at six percent (6%). If, before presentation of proof of such liquidated damages to any court, the Premises, or any part thereof, shall have been relet by the Landlord for the period which would have constituted the unexpired portion of the term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet.

         (d) The liability of the Tenant shall survive the issuance of a final order and warrant of dispossess, and re-entry by the Landlord, and any other termination of this lease as a result of an Event of Default, and the granting by the Landlord of a new lease upon the Premises to another tenant, and the Tenant hereby waives any defense which might be predicated upon any of said acts or events. If the Premises are re-let together with any other space in the building, the rental collected and the expenses incurred in connection with such re-letting shall be apportioned as reasonably determined by the Landlord. In no event shall the Tenant be entitled to receive any rents collected or payable under any re-letting, whether or not such rents exceed the fixed rent reserved under this lease. Nothing contained in Articles TWENTY-FIVE or TWENTY-SIX shall be deemed to limit or preclude the recovery by the Landlord from the Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which the Landlord may be entitled in addition to the damages set forth in paragraph (c) above.

                              ARTICLE TWENTY-SEVEN
                             SURRENDER AT EXPIRATION

         Upon the expiration or any termination of the term of this lease, the Tenant shall quit and surrender the Premises, together with any fixtures, equipment or appurtenances installed in the Premises at the commencement of this lease, and any alterations, decorations, additions and improvements which are not to be removed in compliance with the provisions of Article FOUR hereof, to the Landlord, in good order and condition, ordinary wear excepted. The Tenant shall remove all its furnishings, trade fixtures, stock in trade and like personal property in accord with the requirements of Article FOUR, so as to leave the Premises broom-clean and in an orderly condition. If the last day of the term of this lease falls on Saturday or Sunday, this lease shall expire on the business day immediately preceding. The Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this lease. The Tenant expressly waives, for itself and for any person claiming by, through or under the Tenant, any rights which the Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules or any law of like import then in force in connection with any holdover summary proceedings when the Landlord may institute to enforce the provisions of this Article. The Tenant acknowledges that possession of the Premises must be surrendered to the Landlord on the Expiration Date. The parties recognize that the damage to the Landlord resulting from any failure by the Tenant to timely surrender possession of the Premises will be substantial, will exceed the amount of the monthly installments of the fixed rent and additional rent payable hereunder and will be impossible to accurately measure. The Tenant agrees that if possession of the Premises is not delivered to the Landlord on the Expiration Date (or any sooner termination date), in addition to any other rights or remedies the Landlord may have hereunder or in equity or at law, and without in any manner limiting the Landlord's right to demonstrate and collect any damages suffered by the Landlord, the Tenant shall pay to the Landlord on account of use and occupancy of the Premises for each month and for each portion of any month during which the Tenant holds over in the Premises after the Expiration Date, (a) for the first month following the Expiration Date, a sum equal to 125% of the aggregate of the fixed rent and additional rent which was payable under this lease during the last month of the term, (b) for the second month following the Expiration Date, a sum equal to 150% of the aggregate of the fixed rent and additional rent which was payable under this lease during the last month of the term, and (c) for any month thereafter, a sum equal to 200% of the aggregate of the fixed rent and additional rent which was payable under this lease during the last month of the term, provided, however, that in no event shall the amount payable in any month be less than the fair market value of the Premises. In addition, and without in any manner limiting the Landlord's right to demonstrate and collect any damages suffered by the Landlord and arising from the Tenant's failure to surrender the Premises as provided herein, the Tenant shall indemnify and hold the Landlord harmless from and against all cost, liability, damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements) resulting from a delay of three months or more by the Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding or prospective tenant as a result of such delay. Nothing herein contained shall be deemed to permit the Tenant to retain possession of the Premises after the Expiration Date (or sooner termination) of this lease or to limit in any manner the Landlord's right to regain possession of the Premises through summary proceedings, or otherwise, and no acceptance by the Landlord of payments from the Tenant after the Expiration Date shall be deemed to be other than on account of the amount to be paid by the Tenant in accordance with the provisions of this Article. The provisions of this Article shall survive the expiration of the term of this lease.

                              ARTICLE TWENTY-EIGHT
                                 QUIET ENJOYMENT

         The Landlord covenants that, if the Tenant shall duly keep and perform all the terms and conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term aforesaid, free from interference from the Landlord or anyone claiming by, through or under the Landlord, subject however to ground leases, underlying leases and mortgages as hereinbefore described, and to the lien, rights and estate by virtue of unpaid taxes of any government having jurisdiction of the Premises of which the herein Premises are a part.

                               ARTICLE TWENTY-NINE
                                SECURITY DEPOSIT

         (a) The Tenant has deposited with the Landlord the sum of Five Million, Seven Hundred Ninety-six Thousand and no/100 Dollars ($5,796,000) to secure the faithful performance by the Tenant of all the terms, conditions, covenants and agreements of this lease, and to make good to the Landlord any damage which it may sustain by reason of any act or omission of the Tenant. The

Landlord shall segregate the said security deposit as a trust fund not to be mingled with other funds of the Landlord, and if, during the term of this lease, the Landlord shall sell, exchange or lease the entire building, subject to this lease, or, being the lessee thereof, shall assign its lease, the Landlord shall have the right to pay or transfer the said deposit to such grantee, lessee, or assignee, as the case may be, and, in such event, the Landlord shall be released from all responsibility and liability in connection therewith, and the Tenant will look solely to said grantee, lessee, or assignee for its return. Tenant may request that cash security be invested in Treasury Securities with a maturity of not more than 92 days. If the aforesaid security deposit shall be deposited with a bank or trust company, savings bank or savings and loan association, the Landlord shall advise the Tenant of the name and address thereof. The Tenant shall not be entitled to the payment of any interest on the aforesaid security deposit unless earned and any interest earned upon such deposit, less the amount equal to the lesser of $5,000 or 1% of the deposit, which shall be paid to Landlord as an administration expense, shall, at Tenant's request, be paid annually to Tenant. The Tenant's interest in said deposit shall not be assigned or encumbered without the written consent of the Landlord and neither the Landlord nor its successors or assigns shall be bound by any such attempted assignment or attempted encumbrance, and within sixty (60) days after the expiration of the term, the amount of said deposit shall be repaid to the Tenant, less any proper charges against the same, as hereinabove or hereinafter provided. If the Tenant shall at any time be in default with respect to any payment of rent or of additional rent or of any other payment due from the Tenant to the Landlord under this lease, or if the Landlord shall be damaged by any act or omission of the Tenant the Landlord may, at its option, apply such portion of said deposit as may be adequate to cure such default or to make good such damage, including, but not by way of limitation, interest, costs, fees and other expenses, paid or incurred by the Landlord, and thereafter such portion so applied shall be free from any claim by the Tenant for its return. If the Landlord shall re-enter, pursuant to the provisions of this lease (other than in the event of insolvency in which event the provisions of Article TWENTY-THREE of the lease shall apply), the Landlord shall continue to hold the said deposit, as security for the performance of the Tenant's obligations, until the date herein expressly fixed for the expiration of the term, and apply the same from time to time to the unpaid obligations of the Tenant, under the same terms and conditions as if the said lease were still in full force and effect. No termination of this lease or re-entry by the Landlord for default of the Tenant shall entitle the Tenant to the return of any part of said deposit, nor shall the retention of such deposit, after such re-entry, impair or otherwise affect the Tenant's liability to the Landlord during the balance of the term originally provided for. If, at any time, the said deposit shall be diminished, by reason of the Landlord's having applied any part thereof in accordance with the provisions of this paragraph, the Tenant shall pay over to the Landlord upon demand, the equivalent of such decrease, to be added to said deposit and to be held and applied in accordance with the provisions of this paragraph.

         Provided that no Event of Default has occurred and is continuing at the time of the scheduled reduction hereinafter set forth, then the security deposit shall be reduced on anniversaries of the Initial Premises Rent Commencement Date in accordance with the following schedule:


         Through June 30, 2001                          $5,796,000
         Thereafter until June 30, 2002                 $5,071,500
         Thereafter until June 30, 2003                 $4,347,000
         Thereafter until June 30, 2004                 $3,622,500
         Thereafter until the Expiration Date           $2,898,000

         (b) In lieu of delivering cash as the security deposit, the Tenant may deliver to the Landlord an unconditional, irrevocable and transferable letter of credit (such letter of credit or any extension or replacement thereof, being hereinafter referred to as the "Letter of Credit") issued for the account of the Landlord by a New York Clearing House bank acceptable to the Landlord, in substance reasonably satisfactory to the Landlord, which Letter of Credit is to be held by Landlord in accordance with the terms of this Article TWENTY-NINE. The Letter of Credit shall permit the Landlord or its duly authorized representative (1) to draw thereon up to the full amount of the credit evidenced thereby upon presentation of the Letter of Credit and a sight draft in the amount to be drawn and (2) to draw the full amount thereof to be held as cash security pursuant to this Article if for any reason the Letter of Credit is not renewed within sixty (60) days prior to its expiration date.

The Letter of Credit shall be fully transferable by the Landlord and its successors and assigns without charge to the Landlord. In the event that the expiration date of the Letter of Credit is prior to sixty (60) days after the Expiration Date (or sixty days after any subsequent date through which the term of this lease may be extended), if the Landlord receives notice from the bank or the Tenant that the Letter of Credit is not being renewed or in the event that the Tenant has not delivered a replacement cash security deposit or Letter of Credit to the Landlord by thirty (30) days before the expiration of the Letter of Credit, then the Landlord, acting through one of its duly authorized representatives, shall be entitled to present the Letter of Credit for immediate payment of the then potential amount available pursuant to the Letter of Credit, and the amount of the Letter of Credit shall become the Deposit hereunder and shall be held, applied and returned by the Landlord in accordance with the terms provided by the lease for the holding, application and return of the Deposit. If the Letter of Credit is not being renewed but the Tenant does deliver a replacement Deposit or a similar Letter of Credit by thirty (30) days before expiration of the Letter of Credit, then the Landlord shall not thereafter be entitled to present the expiring Letter of Credit for payment of any amounts.

                                 ARTICLE THIRTY
                REAL ESTATE TAX AND OPERATING EXPENSE ESCALATION

         (a) REAL ESTATE TAXES ESCALATION. In order to adjust, during the term of this lease, for increases in the expenses of the Landlord for Real Estate Taxes, the Tenant, commencing on April 1, 2001 and in each year thereafter, shall pay to the Landlord, as additional rent, the Tenant's Proportionate Share of any Increase in such Real Estate Taxes, all in accordance with paragraphs (c) through (g) below.

         (b) OPERATING EXPENSE ESCALATION. In order to adjust, during the term of this lease, for increases in the expenses of the Landlord in operating the building, the Tenant shall pay to the Landlord, as additional rent, commencing on April 1, 2001 and on each April 1 thereafter, the amount indicated in
Schedule 1 as the Operating Expense Payment, such amount to be paid (in addition to the annual fixed rent) in twelve equal monthly installments.

         (c) DEFINITIONS. As used in this Article the following capitalized words or expressions shall have the meaning ascribed to them below:

         1. "REAL ESTATE TAXES" shall mean and include all expenditures of the Landlord for taxes or assessments payable by the Landlord, as finally determined, upon or with respect to the building and the land upon which it is located, imposed by Federal, State or local government (plus all reasonable expenditures for fees and expenses incurred in the course of obtaining a reduction in any tentative assessed valuation), but shall not include income, franchise, inheritance or capital stock or like taxes.

         2. "INCREASE IN REAL ESTATE TAXES" shall mean the amount by which Real Estate Taxes in any Subsequent Year, exceed the real estate taxes in the Base Year (the "Base Real Estate Taxes").

         3. "PROJECTED REAL ESTATE TAXES" shall mean the Landlord's reasonable estimate of Real Estate Taxes for the particular Subsequent Year.

         4. "COMPARATIVE STATEMENT" shall mean a statement, in writing signed by the Landlord, or on its behalf by an officer of any corporation acting as its managing agent, showing (i) a comparison of (a) Real Estate Taxes for the Base Year with (b) Projected Real Estate Taxes for the upcoming Subsequent Year, (ii) if the Tenant paid additional rent pursuant to this Article with respect to the immediately preceding Subsequent Year as a result of Increase in Real Estate Taxes, any adjustment necessitated by a variance between Projected Real Estate Taxes for such immediately preceding Subsequent Year (as shown in the current Comparative Statement) and the actual Real Estate Taxes for such immediately preceding Subsequent Year (as shown in the last Comparative Statement) and (iii) the Operating Expense Payment for the then current Subsequent Year. At the request of the Tenant, the Comparative Statement shall be accompanied by a copy of the most recent statement for real estate taxes for the Premises received by Landlord from the City of New York.

         5. "TENANT'S PROPORTIONATE SHARE" shall mean 8.64% initially and shall be adjusted appropriately as additional space is added.

         6. "BASE YEAR" shall mean the calendar year 2000. The Base Real Estate Taxes shall be computed as the average of the Real Estate Taxes for the 1999/2000 and 2000/2001 fiscal years.

         7. "SUBSEQUENT YEAR" shall mean each twelve-month period commencing April 1, starting with the period commencing April 1, 2001.

         (d) STATEMENTS FOR THE TENANT. Prior to April 1, 2001, and on or before that day in each Subsequent Year, the Landlord will furnish a Comparative Statement to the Tenant. The failure of the Landlord to furnish a Comparative Statement shall be without prejudice to the right of the Landlord to furnish a Comparative Statement at any time in the future.

         Every Comparative Statement furnished by the Landlord pursuant to this Article shall be conclusive and binding upon Tenant unless within the later of
(i) ninety (90) days after the receipt of such Comparative Statement, or (ii) ninety (90) days after the Tenant has received a copy of the tax bill if the Tenant has requested a copy of the tax bill within ninety days after receipt of the Comparative Statement, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which such Comparative Statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay additional rent in accordance with such Comparative Statement and such payment shall be without prejudice to Tenant's position and to the Tenant's rights to a refund of any overpayment. If the dispute shall be determined in Tenant's favor, Landlord shall within five business days after Landlord's receipt of the notice of such determination, pay Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with such Comparative Statement. This provision shall survive the expiration or termination of the lease and shall be binding on the successors of each party.

         (e) COMPUTATION OF INCREASES IN RENT PAYABLE BY TENANT. When the Landlord shall furnish the Tenant with any Comparative Statement in accordance with this Article which shall show an Increase in Projected Real Estate Taxes, then commencing April 1, 2001, and on April 1 of each Subsequent Year in question, in addition to the increase in rent attributable to the Operating Expense Payment for such Subsequent Year, the rent payable under the lease shall be increased by the Tenant's Proportionate Share of the increase in the Projected Real Estate Taxes. Such increases shall be payable (with payment on account of such increases) as follows: on the first day for the payment of rent under this lease following the receipt of the Comparative Statement, the Tenant shall pay to the Landlord the sum equal to (1) the aggregate of one-twelfth of the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes, plus or minus, as the case may be, (2) any adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for such immediately preceding Subsequent Year and (y) the actual Real Estate Taxes for such immediately preceding Subsequent Year, plus (3) one-twelfth of the Tenant's Operating Expenses payment. Until a different Comparative Statement shall be submitted as above provided, the monthly installments or rent payable under this lease due to an Increase in Projected Real Estate Taxes shall continue to be increased by such amount; however, notwithstanding any other provision herein, the failure of the Landlord to submit a Comparative Statement in any Subsequent Year shall not affect the amounts payable by Tenant as Operating Expense Payment in such Subsequent Year.

         With respect to the Comparative Statement furnished to the Tenant in the Subsequent Year following the year in which the term of this lease terminates, if such Comparative Statement shall indicate an adjustment necessitated by a variance of the type referred to in clauses (x) and (y) in the immediately preceding paragraph, then the Tenant shall promptly pay to the Landlord, or the Landlord promptly shall pay to the Tenant, as the case may be, the amount of any such adjustment as indicated in such Comparative Statement.

         (f) INSPECTION OF BOOKS. The Tenant or its authorized representative shall have a right to examine the books of the Landlord showing the Real Estate Taxes with respect to the building during regular business hours for the purpose of verifying the information set forth in any Comparative Statement relating to any Increase in Real Estate Taxes shown in such Comparative Statement; provided that a written request for such inspection is made by the Tenant within 120 days of the receipt of any such Comparative Statement.

         (g) DECREASES IN REAL ESTATE TAXES. In no event shall any decrease in the Real Estate Taxes in any way reduce the fixed rent or additional rent payable by the Tenant under this lease, except to the extent to which a decrease in Real Estate Taxes shall result in a decrease in the additional rent payable pursuant to paragraph (a) of this Article; provided, however, that no decrease in Real Estate taxes shall in any way reduce any additional rent payable on account of any Operating Expense Payment.

                               ARTICLE THIRTY-ONE
                                    SERVICES

         (a) For purposes of this lease, "Business Hours" shall mean normal building operation hours of eight a.m. to six p.m. and "Business Days" shall mean Monday through Friday, except for those days designated as legal holidays by the Federal or State government or by the unions now or hereafter representing the Landlord's building personnel.

         (b) During the term of this lease, the Landlord shall furnish during Business Hours on Business Days passenger and freight elevator service with the elevators now or hereafter in the building sufficient heat during the cold season to heat the Premises, and condenser water from the Landlord's cooling tower equipment located on the roof of the building. The Landlord shall maintain in service and available for the non-exclusive use of the Tenant at least one passenger elevator at all times. If the Tenant requires freight elevator service, heat on non-Business Days or during non-Business Hours on Business Days, the Landlord will furnish the additional requested service upon notice of the Tenant's need therefor. Such notice may be written or oral and shall be given prior to 2 p.m. on the day upon which such service is requested or by 2 p.m. of the last preceding Business Day if service is requested on other than a Business Day. The Tenant will pay for any overtime freight elevator service, heat at the prevailing rate per hour as established from time to time by the Landlord for such services at the building or in the buildings of the Landlord, generally, for each hour during which the additional service is supplied. All charges for such overtime service shall constitute additional rent and shall be payable within fifteen (15) days after presentation of a bill, and in the event of default of payment therefor, the Landlord may refuse further service and the Landlord shall have all remedies available to it for collection herein specified with respect to rent. The failure on the part of the Landlord to furnish elevator service, heat or condenser water, if due to breakdowns, repairs, maintenance, strikes or other causes beyond the control of the Landlord, shall involve no liability on the part of the Landlord and shall not constitute an actual or constructive eviction, nor relieve the Tenant from any of its obligations under this lease nor entitle the Tenant to an abatement of rent.


         (c) The Landlord shall provide 190 tons of condenser water service per floor to the 4th and 6th floors of the premises (and a pro rata share to the fifth floor) (the "Base Condenser Water Service") from the Landlord's cooling tower equipment located on the roof of the building, such service to be available 24 hours a day, 365 days a year. The Tenant shall pay an annual charge for the provision of Base Condenser Water Service at the rate of $750 per ton per year, such rate to increase 3% each year, commencing May 1, 2001. Such charges shall constitute additional rent. The Tenant shall, at its own expense, maintain all supplemental air-conditioning systems now or hereafter installed in the Premises in good condition and repair, using a contractor approved by the Landlord. The Landlord shall maintain in good order and repair those portions of the building air-conditioning system serving the Premises, excluding all ductwork, diffusers, thermostat controls, and any other part of the air-conditioning system located outside of the machine room within the Premises. In all events, the Tenant shall be responsible for any repairs required to be made to any part of the air-conditioning system when the need for such repairs arises from the causes set forth in clauses (i) through (iv) of Article THREE (a).

         Upon written request of the Tenant, the Landlord shall provide up to a maximum of forty additional tons of condenser water service above the Base Condenser Water Service for the Premises, at an annual cost per ton in effect at the time such additional condenser water service is provided. Tenant shall also reimburse Landlord for the hard and soft costs actually incurred by Landlord in providing condenser water service in excess of the Base Condenser Water Service.

         (d) Provided the Tenant shall keep the Premises in order, the Landlord, at the Landlord's expense, shall cause the Premises, excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages, to be cleaned on Business Days substantially in accordance with the Specifications set forth as SCHEDULE B annexed hereto. The Tenant, at the Tenant's sole cost and expense, shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to the Landlord, and to be exterminated against infestation by vermin, rodents or roaches regularly and, in addition, whenever there shall be evidence of any infestation. Any such extermination shall be done at the Tenant's sole cost and expense and by contractors reasonably approved by the Landlord. If the Tenant shall perform any additional cleaning services in addition to the services provided by the Landlord, the Tenant shall employ such cleaning contractor providing services to the building on behalf of the Landlord or such other cleaning contractor as shall be approved by the Landlord. The Tenant shall, at its sole cost and expense, comply with all present and future laws, ordinances, regulations and requirements of the City, State or Federal Government or any agency having jurisdiction over the building, or any rules which the Landlord may reasonably impose, with respect to the recycling or sorting of refuse and rubbish. The Landlord reserves the right to refuse to collect or accept from the Tenant any refuse or rubbish which is not separated and sorted as required and to require the Tenant to arrange for such collection, at the Tenant's sole cost and expense, using a contractor reasonably satisfactory to the Landlord. The Tenant shall indemnify the Landlord from all liability arising from the Tenant's failure to comply with the provisions of this Article. The Tenant shall pay to the Landlord the cost of removal of any of the Tenant's refuse and rubbish from the building which exceeds normal office requirements.

         (e) The Landlord shall provide to the Premises hot and cold water for ordinary drinking, cleaning and lavatory purposes. If the Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact the Landlord shall be the sole judge), the Landlord may, at the Tenant's expense, install a water meter or require the Tenant to install a meter. The Tenant shall thereafter maintain the meter in good working order at the Tenant's expense and the Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered at 110% of the Landlord's cost therefor. In default in making such payment, the Landlord may pay such charges and collect the same from the Tenant. The Tenant shall pay the New York City sewer rents, charges or any other tax apportioned to the Tenant's metered consumption of water at the Premises. The apportionment of the sewer rent to the Premises shall be made in accord with the measurement or apportionment of water consumed at the Premises as provided herein. The sewer rents shall be billed with the water charges and shall constitute additional rent.

         (f) The Landlord may suspend any service which it is required to provide hereunder, if it should become necessary or proper so to do, at any time. The Landlord shall restore such service within a reasonable time, making due allowance for labor troubles, acts of God, or any cause beyond the Landlord's control. Should the Tenant be in default in the payment of any rent hereunder, the Landlord may, upon not less than three days' notice, and without diminution of the liability of the Tenant hereunder, and without constituting an eviction, constructive or otherwise, suspend or refuse the Tenant freight elevator service and should the Tenant, after notice, violate the provisions of Rule 11, the Landlord may, without any diminution of such liability or constituting such eviction, suspend or refuse the Tenant freight elevator service until the conditions in violation of Rule 11 have been fully remedied.

         (g) The Landlord shall be entitled to refuse to furnish passenger or freight elevator service in connection with any sale at auction of the Tenant's fixtures, machinery, stock in trade and other property or a sale in any other manner of all or substantially all of such property unless the Landlord shall have been given not less than two days' notice of the intention to hold the auction or other sale and unless the Landlord shall be given an undertaking by a person, firm or corporation of satisfactory financial resources wherein the Landlord shall be indemnified against (i) all expense incurred by the Landlord in connection with the removal by purchasers of any property sold to them at the auction or other sale, (ii) all expense for removal or storage of any property sold at the auction or other sale which is not removed by the purchaser within two days following the sale, and (iii) all expenses which the Landlord may incur for the removal of property not sold and waste and rubbish from the Premises.

         (h) The Tenant shall have access to and the main entry to the building shall be open and staffed by a doorman, security guard, concierge or attendant twenty-four (24) hours a day, seven (7) days a week. During Business Hours on Business Days, messengers shall have access to the Premises through the passenger elevators, or, if bulky packages are being delivered, through the freight elevator. During non-Business Hours or on non-Business Days, messengers shall have access to the Premises. The Landlord reserves the right, during the term of this lease, to designate an area in the building for packages to be delivered, either for transmittal to the Tenant, or notification to the Tenant of the delivery of same.

                               ARTICLE THIRTY-TWO
                                    INSURANCE

         (a) The Tenant shall obtain and keep in full force and effect during the term of this lease, at the Tenant's sole cost and expense, (i) a policy of comprehensive general public liability and property damage insurance on an occurrence basis, with a broad form contractual liability endorsement and a completed operations endorsement with minimum limits with a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 for injury (or death) to persons and damage to property; (ii) an "all risk" insurance policy, with extended coverage, covering all of Tenant's personal property and alterations for 100% of the replacement cost thereof, as well as business interruption insurance adequate to cover the Tenant's loss of income as a result of a loss sustained by a peril covered under the policy; (iii) Worker's Compensation Insurance, as required by law; and (iv) such other insurance in such amounts as Landlord may reasonably require from time to time. Such policies shall provide that the Tenant is named as the insured. Landlord and any managing agent, lessors and mortgagees (whose names have been furnished to the Tenant) shall be named as additional insureds, as their respective interests may appear. The Tenant shall have the right to insure and maintain the insurance coverages required under this Article under blanket insurance policies covering other premises occupied by the Tenant so long as such blanket policies comply as to terms and amounts with the requirements set forth in this Article; provided that, upon request, the Tenant shall deliver to the Landlord a certificate from the Tenant's insurer evidencing the portion of such blanket insurance allocable to the Premises.

         (b) All insurance required to be carried by Tenant hereunder shall be written in form and substance reasonably satisfactory to the Landlord and issued by a reputable and independent insurer permitted to do business in the State of New York, and rated in Best's Insurance Guide (or any successor thereto) as having a general policyholder rating of not less than "A" and a financial rating of at least "XIII". The policy required to be carried pursuant to paragraph (a)
(i) above shall contain a provision that (1) the policy shall be non-cancelable with respect to the Landlord and such managing agents, lessors and mortgagees (whose names and addresses have been furnished to the Tenant) unless thirty (30) days' prior written notice shall be given to the Landlord by certified mail, return receipt requested, which notice shall contain the policy number and the name of the insured and additional insureds, and (2) no act or omission of the Tenant shall affect or limit the obligation of the insurer to pay the amount of any loss sustained. Certificates of insurance (including endorsements and evidence of the waivers of subrogation required pursuant to Article SIXTEEN hereof), or evidence of renewal of such coverage, shall be delivered to the Landlord prior to the Commencement Date (or any earlier entry upon the Premises by the Tenant or any of the Tenant's employees, agents or contractors prior to the Commencement Date), and at least thirty (30) days prior to the expiration of such policy. If the Tenant fails to obtain or keep in force the insurance required by this Article, or to pay the premiums thereof, provided the Tenant is afforded written notice of the Landlord's intention to pay such premium ten (10) days prior thereto, in addition to all other rights the Landlord may have under this lease, the Landlord may, from time to time, and as often as such failure shall occur, pay the premiums therefor, and any and all sums so paid for insurance by the Landlord shall be and become, and are hereby declared to be, additional rent under this lease and shall be due and payable within fifteen (15) days after rendition of a bill therefor.

                              ARTICLE THIRTY-THREE
                           DEFAULT UNDER OTHER LEASES

         Intentionally omitted.

                               ARTICLE THIRTY-FOUR
                           WORK TO BE DONE BY LANDLORD

         If work of any nature is agreed herein to be done by the Landlord, the Tenant agrees that it may be done after the Commencement Date and that no rebate of rent or allowance will be granted therefor, except as set forth in paragraph
(g) of Article One hereof. The Landlord shall not be required to furnish any work or materials to the Premises, except as expressly provided in the Work Letter attached to this lease EXHIBIT C. In case the Landlord is prevented from making any repairs, improvements, decorations or alterations, installing any fixtures or articles of equipment, furnishing any services or performing any other covenant herein contained to be performed on the Landlord's part, due to the Landlord's inability to obtain, or difficulty in obtaining, labor or materials necessary therefor, or due to any governmental rules and regulations relating to the priority of national defense requirements or strikes, or due to labor troubles, accident or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom, nor (except as expressly otherwise provided in Article SIXTEEN hereof in respect of damage to the Premises due to fire), shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

                               ARTICLE THIRTY-FIVE
                             CONSENT TO JURISDICTION

         This lease shall be governed in all respects by the laws of the State of New York. The Tenant irrevocably consents and submits to the jurisdiction of any Federal, State, or county court sitting in the State of New York in any action or proceeding arising out of this lease and/or the use and occupation of the Premises. The Tenant agrees that any action or proceeding brought by the Tenant against the Landlord in respect of any matters arising out of or relating to this lease may only be brought in the State of New York, County of New York. The Tenant hereby irrevocably designates Colby Attorneys Service Co., Inc., 41 State Street, Suite 106, Albany, New York 12207 to accept service of process on the Tenant's behalf and agrees that such service shall be deemed sufficient. If the Tenant is not a New York partnership or corporation or a foreign corporation qualified to do business in the State of New York, it shall designate in writing, an agent in New York County for service under the laws of the State of New York.

                               ARTICLE THIRTY-SIX
                                TENANT LIABILITY

         (a) If more than one tenant is named as the tenant under this lease, each of the named tenants shall be jointly and severally liable for the performance of all of the terms, covenants and agreements on the Tenant's part to be performed under this lease.

         (b) If the Tenant (or any permitted assignee of Tenant) is a partnership (or is comprised of two or more persons, individually or as co-partners of a partnership or shareholders of a professional corporation) the following provisions shall apply to each tenant: (i) the liability of each of the partners comprising the Tenant shall be joint and several; (ii) each of the parties comprising the Tenant hereby consents in advance to, and agrees to be bound by, any modification, termination, discharge or surrender of this lease which may hereafter be made and by any notices, or other communications which may hereafter be given by the Tenant or any of the parties comprising the Tenant; (iii) all statements, notices or other communications given to the Tenant or to any of the parties comprising the Tenant shall be deemed given to the Tenant and all parties; (iv) if the Tenant shall admit new partners, all such new partners shall, by their admission to the Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (v) the Tenant shall give to the Landlord notice of the admission of any new partners, and upon demand of the Landlord, such new partners shall execute and deliver to the Landlord an agreement in form satisfactory to the Landlord, wherein each new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be performed (but the Landlord's failure to request such an agreement nor the partners failure to deliver such an agreement shall relieve the partner of its liability hereunder).

         (c) If the Tenant is a partnership, it shall not convert to or become a corporation, limited liability company, registered limited liability partnership or any other form of business organization (such entity being referred to as a "Successor Entity") , without the Landlord's prior written consent. The Landlord shall not unreasonably withhold its consent to the Tenant's conversion to a Successor Entity provided that (i) the Tenant shall cause each partner of the Tenant to execute and deliver to the Landlord an agreement, in a form reasonably satisfactory to the Landlord, pursuant to which each partner of the Tenant agrees to remain personally liable jointly and severally for all of the terms, covenants and conditions of the lease that are to be performed by the Successor Entity; (ii) the Successor Entity shall have a Net Worth (as hereinbefore defined) of not less than the Net Worth of the Tenant on the date of execution of the lease; (iii) no Event of Default has occurred and is continuing hereunder; (iv) the Successor Entity succeeds to all of the business and assets of the Tenant; (v) the Tenant shall deliver to the Landlord such documentation as may be reasonably required by the Landlord to evidence compliance with the requirements set forth above; and (vi) the Tenant shall reimburse the Landlord for all reasonable costs and expenses, including, without limitation, attorneys' fees, that may be incurred by the Landlord in connection with the conversion of the Tenant to a Successor Entity.

                              ARTICLE THIRTY-SEVEN
                           ADJACENT EXCAVATION-SHORING

         If an excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, the Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against the Landlord, or diminution or abatement of rent.

                              ARTICLE THIRTY-EIGHT
                           FAILURE TO GIVE POSSESSION

         In the event the Landlord, for any reason, shall be unable to give possession of the Premises by the date set forth in this lease for the commencement of the term, this lease shall nevertheless continue in full force and effect and the Landlord shall tender and the Tenant shall take possession of said Premises under the terms of this lease as soon as the Landlord shall have tendered possession thereof to the Tenant; the rent, however, to begin on the date upon which such possession is tendered to the Tenant, subject to the free rent provisions of paragraph (g) of Article One. This is intended to constitute an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. No such failure to give possession on the date set forth in this lease for the commencement of this term shall affect the validity of this lease or give rise to any claim for damages by the Tenant or claim for rescission of this lease, nor shall the same be construed in any way to extend the term of this lease. In the event that any tenant holds over in Premises demised to the Tenant hereunder, Landlord shall use reasonably commercial efforts, including the institution of summary proceedings, to obtain possession of such Premises.

                               ARTICLE THIRTY-NINE

                                     BROKER

         The Tenant represents and warrants to the Landlord that all of the Tenant's negotiations respecting this lease which were conducted with or through any person, firm or corporation, other than the officers of the Landlord, were conducted through Plymouth Partners, Ltd. (the "Broker"). The Landlord agrees to pay the commission due to the Broker pursuant to the terms of a separate agreement. Landlord and Tenant agree to indemnify and hold one another harmless from and against all demands, liabilities, losses, causes of action, damages, costs and expenses (including, without limitation, attorneys' fees and disbursements) suffered or incurred in connection with any claims for a brokerage commission, finder's fee, consultation fees or other compensation arising out of any conversations or negotiations had by the party against whom indemnification is claimed with any broker or other party except for the Broker.

                                  ARTICLE FORTY
                                RENT RESTRICTIONS

         If at the commencement of, or at any time or times during the term of this lease, the fixed rent or additional rent reserved in this lease shall be or become uncollectible by virtue of any law, governmental order or regulation, the Tenant shall enter into such agreements and take such other steps (without additional expense to the Tenant) as the Landlord may reasonably request and as may be legally permissible to permit the Landlord to collect the maximum amounts which may from time to time be legally collectible while such restrictions are in effect (and not in excess of the amounts reserved for under this lease). Upon the termination of such rent restrictions (a) the fixed rent and additional rent shall become and thereafter be payable in accordance with the terms of this lease, and (b) the Tenant shall pay to the Landlord, if legally permissible, an amount equal to (i) the rent which would have been paid during the period had such restrictions not been in effect, less (ii) the rents which were paid by the Tenant to the Landlord during the period such restrictions were in effect.

                                ARTICLE FORTY-ONE
                             CERTIFICATES BY TENANT

         At any time and from time to time, the Tenant, for the benefit of the Landlord or any other entity specified by the Landlord, within fifteen business days after request, shall deliver to the Landlord a duly executed and acknowledged certificate, certifying that this lease is not modified and is in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications); the commencement and expiration dates of the lease; the dates to which rent and additional rent have been paid; whether or not, to the best knowledge of the Tenant, there are any existing defaults on the part of either the Landlord or the Tenant in the performance of the terms, covenants and conditions of the lease to be performed by such party, and if so, specifying the default; and such other information as the Landlord may reasonably request with respect to this lease.

                                ARTICLE FORTY-TWO
                          RESTRICTIONS ON TENANT'S USE

         (a) The Tenant agrees that the value of the Premises and the building of which the Premises form a part and the reputation of the Landlord will be seriously injured if the Premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. The Tenant covenants and agrees not to sell, display or post, or knowingly allow to be sold, displayed or posted any obscene or pornographic material on the Premises. The Tenant agrees that if at any time the Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease.

         (b) The Tenant covenants and agrees that during the term of this lease, it will not use the Premises or any part thereof, or permit the Premises or any part thereof to be used (1) for banking, trust company or safe deposit business;
(2) as or by a commercial or savings bank, a trust company, a savings and loan association, a loan company, or a credit union; (3) for the sale or travelers checks, money orders and/or foreign exchange; (4) as a restaurant and/or bar and/or for the sale of soda and/or beverage and/or sandwiches and/or ice cream and/or baked goods; (5) by the United States Government, the City or State of New York, any foreign government, the United Nations or any agency or department of any of the foregoing, or any other person or entity having sovereign or diplomatic immunity; (6) as an employment agency, search firm or similar enterprise, school or vocational training center (except for the training of employees of the Tenant intended to be employed at the Premises); (7) as a barber shop or beauty salon; or (8) as a diagnostic medical center and/or for the practice of medicine.

                               ARTICLE FORTY-THREE
                               HAZARDOUS MATERIALS

         The Tenant shall not cause or permit any Hazardous Materials to be used, stored, transported, released, handled, produced or installed in, on or from the Premises or the building. "Hazardous Materials" shall mean any flammable, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances, asbestos or any material containing asbestos, or any other substance or material which would be defined as a hazardous or toxic substance, contaminant, or pollutant, or otherwise regulated by any Federal, state or local environmental law, rule or regulation, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. In the event of a violation of the foregoing provisions of this Article, the Landlord may, without notice and without regard to any grace period contained in this lease, take all remedial action deemed necessary by the Landlord to correct such condition and the Tenant shall reimburse the Landlord for the cost thereof, upon demand, as additional rent. Nothing contained herein shall prevent the Tenant from maintaining customary and normal cleaning supplies and office equipment and supplies, provided such items are used and stored in compliance with the requirements of all applicable laws.

                               ARTICLE FORTY-FOUR
                                  MISCELLANEOUS

         (a) This lease contains the entire agreement between the parties and all prior negotiations and agreements are merged into this lease.

         (b) This lease may not be recorded.

         (c) The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, executors, administrators, successors and permitted assigns.

         (d) If any term, covenant or provision of this lease, or the application thereof, shall be held invalid or unenforceable, the remainder of this lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and each term, covenant and provision shall be valid and enforceable to the fullest extent permitted by law.

         (e) The submission of this lease for execution by the Tenant shall not be binding upon the Landlord or the Tenant unless and until both the Landlord and the Tenant have executed and unconditionally delivered a fully executed copy of this lease to each other.

         (f) The captions in this lease are inserted for convenience only and shall not define, limit or describe the scope of the provisions to which any of them apply. The use of any pronoun referring to either of the parties to this lease shall be construed to include any or no gender and any number.

         (g) If the Tenant is a corporation, the person executing this lease on behalf of the Tenant represents and warrants that the Tenant is duly incorporated and, if applicable, is duly qualified and authorized to conduct business in the State of New York, and the person executing this lease on behalf of the Tenant has been duly authorized to do so. The Tenant shall provide the Landlord with a copy of a resolution to this effect, and evidence of its due incorporation and qualification, if applicable, upon request of the Landlord.

                               ARTICLE FORTY-FIVE
                            TENANT'S OPTION TO EXPAND

         (a) Fifth Floor Expansion Space.

         (i)The remainder of the 5th floor, other than the Fifth Floor Initial Space and the Mason Tenders Space (such remainder is referred to hereinafter as the "5th Floor Expansion Space"), is presently leased to the Trustees of Home Care Industry Local 32B/32J ("32B/32J") which occupies the Fifth Floor Expansion Space pursuant to a lease (the "32B/32J Lease") which expires January 5, 2008. If the Tenant wishes to lease the Fifth Floor Expansion Space, it shall give written notice (the "First Notice") to the Landlord no later than March 31, 2007. Time shall be of the essence with respect to the delivery of the First Notice. If the Tenant timely delivers the First Notice, the parties shall endeavor to agree on a rental therefor. If the parties are unable to agree on a rental for such Fifth Floor Expansion Space by six months prior to the expiration date of the 32B/32J Lease for such space, or if the Tenant fails to timely deliver the First Notice for such space, the Landlord shall be free to lease such Fifth Floor Expansion Space to any unaffiliated third party free of the rights of the Tenant hereunder, and the Landlord shall have no further obligation under this Article Forty-Five with respect to the Fifth Floor Expansion Space, except as set forth in the balance of this paragraph (a). If the parties are unable to agree on a rental for such Fifth Floor Expansion Space and the Landlord thereafter offers to lease such space to a third party, the Landlord shall give the Tenant written notice of the financial terms upon which it is offering to lease the space to the third party (the "Third Party Offer"). If the present value of the net effective rent set out in the Third Party Offer (discounted at the rate of 2% over the prime rate then announced by Chase Manhattan Bank, N.A., or any successor thereto), is less than 90% of the present value of the net effective rent last offered by the Landlord to the Tenant for such space, the Tenant shall have a period of five (5) business days in which to notify the Landlord as to whether it wishes to lease the relevant Fifth Floor Expansion Space on the terms set forth in the Third Party Offer, (such notice from Tenant being referred to as the "Second Notice") time being of the essence with respect to the delivery of the Second Notice. If the Tenant timely delivers the Second Notice, the Landlord shall promptly prepare an amendment to this lease reflecting the addition of the Fifth Floor Expansion Space upon the terms set forth in the Third Party Offer and the Tenant shall then have a period of fifteen (15) days in which to execute and return the lease amendment to the Landlord. If the Tenant does not execute and return the lease amendment to the Landlord within 15 days, or if the Tenant fails to timely deliver the Second Notice, the Landlord may thereafter lease the relevant Fifth Floor Expansion Space to a third party at any terms it wishes, free of the Tenant's rights hereunder and thereafter, the Landlord shall have no further obligation to the Tenant under paragraph (a) of this Article with respect to such Fifth Floor Expansion Space.

         (ii) If the 32B/32J Lease is terminated prior to its present expiration date, the Landlord will notify the Tenant of the date such Fifth Floor Expansion Space will be available for lease. The Tenant shall notify the Landlord within thirty (30) days after receipt of the Landlord's notice as to whether it wishes to lease the Fifth Floor Expansion Space, time being of the essence with respect to the delivery of such notice. If the Tenant notifies the Landlord that it wishes to lease such space, the parties shall endeavor to agree on a rental therefor. If the parties are unable to agree on a rental for such Fifth Floor Expansion Space within sixty (60) days after the date of the Tenant's notice, or if the Tenant fails to timely deliver such notice, the Landlord shall be free to lease such Fifth Floor Expansion Space to any unaffiliated third party free of the rights of the Tenant hereunder, and the Landlord shall have no further obligation with respect to the Fifth Floor Expansion Space under this Article Forty-Five, except that the Landlord shall be obligated to send the Tenant a Third Party Offer for such space and the Tenant shall have the same rights as set forth in paragraph (a) above if the net effective rent as set out in the Third Party Offer is less than 90% of the net effective rent last offered by the Landlord to the Tenant for such space.

         (iii) The Fifth Floor Expansion Space shall be leased for a term expiring on the Expiration Date, and otherwise on the terms and conditions set forth in this lease (with a current Base Year for computing Real Estate Tax Escalation and with Operating Expense escalation calculated in accordance with
Schedule 2 attached hereto), except as otherwise agreed between the parties or as set forth in the Third Party Offer.

         (b) Third Floor Expansion Space.

         (i) The entire 3rd floor of the building (the "Third Floor Expansion Space") is presently leased to the same tenant ("Dean Witter") which occupies the Dean Witter Premises on the 4th floor pursuant to a lease (the "Dean Witter Lease") which expires January 31, 2002. Unlike the Dean Witter Premises, the Third Floor Expansion Space is subject to a renewal option. If the Tenant wishes to lease the Third Floor Expansion Space (which right shall be subject, in all events, to the right of renewal contained in the Dean Witter lease), it shall give written notice (the "First Notice") to the Landlord no later than April 30, 2001. If Dean Witter exercises its option to renew, Tenant shall have no further rights under this Article Forty-Five with respect to the Third Floor Expansion Space. Time shall be of the essence with respect to the delivery of the First Notice. If the Tenant timely delivers the First Notice, the parties shall endeavor to agree on a rental therefor. If the parties are unable to agree on a rental for such Third Floor Expansion Space by six months prior to the expiration date of the Dean Witter Lease for such space, or if the Tenant fails to timely deliver the First Notice for such space, the Landlord shall be free to lease such Third Floor Expansion Space to any unaffiliated third party free of the rights of the Tenant hereunder, and the Landlord shall have no further obligation under this Article Forty-Five with respect to the Third Floor Expansion Space, except as set forth in the balance of this paragraph (a). If the parties are unable to agree on a rental for such Third Floor Expansion Space and the Landlord thereafter offers to lease such space to a third party, the Landlord shall give the Tenant written notice of the financial terms upon which it is offering to lease the space to the third party (the "Third Party Offer"). If the present value of the net effective rent set out in the Third Party Offer (discounted at the rate of 2% over the prime rate then announced by Chase Manhattan Bank, N.A., or any successor thereto), is less than 90% of the present value of the net effective rent last offered by the Landlord to the Tenant for such space, the Tenant shall have a period of five (5) business days in which to notify the Landlord as to whether it wishes to lease the relevant Third Floor Expansion Space on the terms set forth in the Third Party Offer, (such notice from Tenant being referred to as the "Second Notice") time being of the essence with respect to the delivery of the Second Notice. If the Tenant timely delivers the Second Notice, the Landlord shall promptly prepare an amendment to this lease reflecting the addition of the Third Floor Expansion Space upon the terms set forth in the Third Party Offer and the Tenant shall then have a period of fifteen (15) days in which to execute and return the lease amendment to the Landlord. If the Tenant does not execute and return the lease amendment to the Landlord within 15 days, or if the Tenant fails to timely deliver the Second Notice, the Landlord may thereafter lease the relevant Third Floor Expansion Space to a third party at any terms it wishes, free of the Tenant's rights hereunder and thereafter, the Landlord shall have no further obligation to the Tenant under paragraph (a) of this Article with respect to such Third Floor Expansion Space.

         (ii) If the Dean Witter Lease is terminated prior to its present expiration date, the Landlord will notify the Tenant of the date such Third Floor Expansion Space will be available for lease. The Tenant shall notify the Landlord within fifteen (15) business days after receipt of the Landlord's notice as to whether it wishes to lease the Third Floor Expansion Space, time being of the essence with respect to the delivery of such notice. If the Tenant notifies the Landlord that it wishes to lease such space, the parties shall endeavor to agree on a rental therefor. If the parties are unable to agree on a rental for such Third Floor Expansion Space within sixty (60) days after the date of the Tenant's notice, or if the Tenant fails to timely deliver such notice, the Landlord shall be free to lease such Third Floor Expansion Space to any unaffiliated third party free of the rights of the Tenant hereunder, and the Landlord shall have no further obligation under this Article Forty-Five with respect to the Third Floor Expansion Space, except that the Landlord shall be obligated to send the Tenant a Third Party Offer for such space and the Tenant shall have the same rights as set forth in paragraph (a) above if the net effective rent as set out in the Third Party Offer is less than 90% of the net effective rent last offered by the Landlord to the Tenant for such space.

         (iii) The Third Floor Expansion Space shall be leased for a term expiring on the Expiration Date, and otherwise on the terms and conditions set forth in this lease, except as otherwise agreed between the parties or as set forth in the Third Party Offer.

                                ARTICLE FORTY-SIX

                             LANDLORD'S CONTRIBUTION

         It is agreed that the Tenant will modify and improve the Premises to make them better suited for use as offices, and that the Landlord will reimburse the Tenant for the cost of improving the specific portions of the Premises listed in the schedule below only up to the maximum amounts listed in the schedule (and the Tenant will pay the cost of any modifications or improvements, in excess of such amount), all in accordance with, and subject to the limitations set forth in subparagraphs (a) through (d) below:

                      Unit of                       Maximum
                       Space                      Contribution

                Initial Premises                   $1,429,150
                Europadisk Space                   $  728,840
                Dean Witter Space                  $  233,340
                Tri-Don Space                      $  230,530
                Astoria Space                      $  140,780
                Power Color Space                  $  121,440
                Mason Tenders Space                $  103,580

In addition, Landlord shall reimburse Tenant an amount not to exceed $75,000 for Tenant's improvements to the public corridors, in lieu of Landlord's creating new common corridors.

         (a) The Tenant will select an architect to design the office improvements for the Premises (which improvements, for purposes of calculating Tenant's reimbursable costs, shall not include any furniture, or telephone, computer or other office systems or equipment (other than cables for any telephone or data processing systems), or any furniture or decorations (other than carpeting, wall coverings and window blinds)) (the "Improvements"). As soon as practicable after the Commencement Date applicable to each portion of the Premises listed above, the Tenant shall submit to the Landlord for review and approval plans and specifications (including all necessary mechanical, electrical, engineering and working drawings) for the Improvements and such plans shall be sufficient (i) to comply with all applicable laws, rules, regulations and requirements of any governmental authority having jurisdiction over the building, (ii) to permit the Tenant to apply for and obtain all necessary permits, licenses and approvals necessary in connection with the Improvements, and (iii) to permit the contractor to commence and complete the work relating to the Improvements. The Landlord shall review and approve or comment on such plans within twenty (20) business days of receipt thereof, and the Tenant shall pay the reasonable fees, expenses and charges of the Landlord paid to Landlord's outside consultants in connection with such review. As soon as practical thereafter, the Tenant shall submit to the Landlord for approval complete and final plans and specifications (including all necessary mechanical, electrical, engineering and working drawings) for the Improvements, sufficient to meet the requirements set forth in clauses (i) through (iii) above (such plans as approved by the Landlord are hereinafter referred to as the "Final Plans"). The Tenant agrees to reimburse the Landlord for its reasonable fees and expenses for reviewing plans and specifications.

         (b) All professional fees (including those for architectural and design costs and appraisals) and the cost of all permits, licenses and approvals required in connection with the construction and installation of the Improvements shall be borne solely by the Tenant.

         (c) The Landlord shall reimburse the Tenant from time-to-time (but not more often than monthly) for work done in connection with the installation and construction of the Improvements, up to an aggregate maximum specified for each portion of the Premises listed above, provided that the Landlord's obligation to make any such or reimbursement shall be subject to the satisfaction of the following conditions:

                  (i) the work done must conform to the design set forth in the Final Plans in all material respects and the quality and workmanship of the work done must be reasonably satisfactory to the Landlord and the Tenant (and the Tenant shall have so stated in its request for reimbursement);

                  (ii) with respect to the reimbursement of any partial payment made on the basis of the percentage of completion of any work, the Landlord shall have been furnished a form by the Tenant's architect indicating the percentage of completion of the work in question;

                  (iii) the Landlord shall have been furnished with invoices from the vendors, supplier, or contractor evidencing the amount for which payment or reimbursement is sought, such invoices, if submitted for reimbursement, to be marked "paid in full" by such vendor, supplier or contractor (or, in lieu thereof, the Landlord shall be furnished other documentation satisfactory to the Landlord evidencing payment in full); and

                  (iv) the Landlord shall have received, with respect to the work done for which payment or reimbursement is claimed hereunder, a written waiver from the contractor or vendor in question (and all subcontractors and subvendors involved in the work in question) waiving any right to assert any vendor's, mechanic's or other lien on the building, the Premises or any fixtures, machinery, equipment or other installation therein.

         If so requested by the Tenant, in lieu of reimbursing the Tenant, the Landlord will make payment directly to the Tenant's vendors, suppliers and contractors (no more often than monthly and not for amounts which aggregate less than $50,000), provided that the Landlord's obligation to make any such payment shall be subject to the conditions set forth above (except that the invoices to be paid need not be marked "paid in full").

         (d) It is understood and agreed that the Landlord shall have no responsibility for the performance of the contractor installing the Improvements (including matters of quality or timeliness), and in the event that for any reason the Improvements are not completed in a timely fashion and/or there is any delay in the date on which the Premises are ready for occupancy by the Tenant for the purposes of conducting business, this lease shall nevertheless continue in full force and effect, and the Tenant shall have no right, remedy or claim (including any claim for actual, punitive or consequential damages) against the Landlord.

                                ARTICLE FORTY-SIX
                                    GENERATOR

         (a) The Tenant has advised the Landlord that it may wish to install a standby generator with associated equipment. Provided that Landlord is able to provide space on the roof to Tenant, Tenant shall have the right to install a generator with a capacity of no more than 250 kVA, and related equipment (colllectively, the "Generator") on the roof of the building in an area to be designated by the Landlord (the "Roof Space"). The Landlord shall have no obligation to provide the Roof Space until it has completed construction of the additional floors on the building, and shall have no obligation at all to provide Roof Space if, in good faith, Landlord determines that there is no suitable Roof Space available. As of the date the Landlord delivers the Roof Space to the Tenant, (i) the Roof Space shall be added to and be deemed to be part of the premises upon all of the terms of the lease, except as otherwise set forth herein; (ii) the Landlord shall have no obligation to perform any work on the Roof Space and shall deliver the same in its then "as-is" condition, (iii) the annual fixed rent shall be increased by a sum equal to $50 per rentable square foot (the "Roof Rent"), which rent shall be increased as of the first anniversary of the date on which the Roof Space was added to the premises and on each succeeding anniversary thereafter, by 3% over the Roof Rent payable during the immediately preceding twelve-month period.

         (b) Pending the delivery of the Roof Space, Tenant shall be permitted to install the Generator on the 4th floor, provided that the Generator may only be vented through louvers located in the two windows directly above the louvers used by Dean Witter on the 3rd floor, and only through January 31, 2002. On or before January 31, 2002, Tenant shall remove the Generator from the 4th floor and remove the louvers installed in the windows, restoring the windows so as to maintain a uniform appearance of the building. In the event that Landlord has not been able to provide Roof Space, Tenant shall have no right to maintain a Generator at the Premises. If Tenant has previously installed a Generator in the Premises and Landlord subsequently provides Roof Space, Tenant shall be responsible, at Tenant's cost, to move the Generator from the 4th floor to the Roof Space.

         (c) The Generator shall be installed and maintained at the sole cost and expense of the Tenant and shall be installed and maintained in compliance with all Legal Requirements, including, without limitation, all Environmental Laws. The Landlord's written approval of the plans and specifications for the Generator installation must be obtained before the Tenant may proceed with any work in connection with the Generator installation. The Generator installation shall be governed by the provisions of this lease. The Landlord and its agents and employees shall have reasonable access to the Roof Space as required for the maintenance, repair or operation of the building or building systems. The Tenant shall be responsible for any taxes which may be now or hereafter levied on the Generator. The Landlord may require that its personnel or contractor be present during the installation and removal of the Generator, and any maintenance and repair thereof, and the Tenant shall reimburse the Landlord for the charges incurred by the Landlord in connection therewith. If the Generator is to be connected to any building system or equipment, the Landlord may, at is option, either require that the Landlord's contractor physically connect the wiring from the Generator to such system or equipment, or require its personnel or contractor to be present when such work is done, and in either case, the Tenant shall reimburse the Landlord for the costs incurred by the Landlord in connection therewith.

         IN WITNESS WHEREOF, this agreement has been signed and sealed by the parties hereto as of the date set forth above.

                                    THE RECTOR, CHURCH-WARDENS AND
                                    VESTRYMEN OF TRINITY CHURCH IN THE
                                    CITY OF NEW YORK


                                    By:
                                       -----------------------------------------
                                        Daniel Paul Matthews, Rector



                                    By:
                                       -----------------------------------------
                                        Director of Leasing


                                    By:
                                       -----------------------------------------
                                        Executive Vice President of Real Estate


                                    By:
                                       -----------------------------------------
                                        Finance Department


Attest:                             PHOTODISC, INC.
As to the Tenant:


                                    By:                                   (L.S.)
--------------------------             -----------------------------------
                                              An Authorized Officer


                                      (i)